                                                                    EXHIBIT 10.9


                                                                  EXECUTION COPY

================================================================================









            Zero Coupon Convertible Subordinated Debentures due 2021


                                Atmel Corporation

                                     Issuer





                                ----------------



                                    INDENTURE



                            Dated as of May 23, 2001





                                ----------------





             State Street Bank and Trust Company of California, N.A.

                                     Trustee

                             CROSS REFERENCE TABLE*



                                                                              INDENTURE
                              TIA SECTION                                      SECTION
-------------------------------------------------------------------------     ---------
310 (a)(1)...............................................................        7.10
    (a)(2)...............................................................        7.10
    (a)(3)...............................................................       N.A.**
    (a)(4)...............................................................        N.A.
    (b)..................................................................        7.10
    (c)..................................................................        N.A.
311 (a)..................................................................        7.11
    (b)..................................................................        7.11
    (c)..................................................................        N.A.
312 (a)..................................................................        N.A.
    (b)..................................................................        12.3
    (c)..................................................................        12.3
    (d)..................................................................        N.A.
313 (a)..................................................................        7.6
    (b)..................................................................        7.6
    (b)(1)...............................................................        N.A.
    (b)(2)...............................................................        N.A.
    (c)..................................................................        N.A.
    (d)..................................................................        N.A.
314 (a)..................................................................        N.A.
    (b)..................................................................        N.A.
    (c)(1)...............................................................        N.A.
    (c)(2)...............................................................        N.A.
    (c)(3)...............................................................        N.A.
    (d)..................................................................        N.A.
    (e)..................................................................        N.A.
    (f)..................................................................        N.A.
315 (a)..................................................................        7.1
    (b)..................................................................        7.5
    (c)..................................................................        7.1
    (d)(1)...............................................................        7.1
    (d)(2)...............................................................        7.1
    (d)(3)...............................................................        7.1
    (e)..................................................................        N.A.
316 (a)(last sentence)...................................................        N.A.
    (a)(1)(A)............................................................        N.A.
    (a)(1)(B)............................................................        N.A.
    (a)(2)...............................................................        N.A.
    (b)..................................................................        N.A.
317 (a)(1)...............................................................        N.A.
    (a)(2)...............................................................        N.A.
    (b)..................................................................        N.A.
318 (a)..................................................................        N.A.
---------------------------------------------------------------------------------------


* Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture

**   Note: N.A. means Not Applicable

                                TABLE OF CONTENTS



                                                                                              PAGE
                                                                                              ----
ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE.............................................1

        Section 1.1.  Definitions................................................................1
        Section 1.2.  Other Definitions..........................................................8
        Section 1.3.  Incorporation by Reference of Trust Indenture Act..........................9
        Section 1.4.  Rules of Construction......................................................9

ARTICLE 2 THE SECURITIES.........................................................................9

        Section 2.1.  Form and Dating............................................................9
        Section 2.2.  Execution and Authentication..............................................10
        Section 2.3.  Registrar, Paying Agent and Conversion Agent..............................11
        Section 2.4.  Paying Agent to Hold Money and Securities in Trust........................12
        Section 2.5.  Holder Lists..............................................................12
        Section 2.6.  Exchange and Registration of Transfer of Securities; Restrictions
                      on Transfers; Depositary..................................................12
        Section 2.7.  Replacement Securities....................................................19
        Section 2.8.  Outstanding Securities, Determinations of Holders' Action.................20
        Section 2.9.  Temporary Securities......................................................20
        Section 2.10. Cancellation..............................................................21
        Section 2.11. Persons Deemed Owners.....................................................21

ARTICLE 3 REDEMPTION AND PURCHASES..............................................................21

        Section 3.1.  Right to Redeem; Notices to Trustee.......................................21
        Section 3.2.  Selection of Securities to be Redeemed....................................22
        Section 3.3.  Notice of Redemption......................................................22
        Section 3.4.  Effect of Notice of Redemption............................................23
        Section 3.5.  Deposit of Redemption Price...............................................23
        Section 3.6.  Securities Redeemed in Part...............................................24
        Section 3.7.  Conversion Arrangement on Call for Redemption.............................24
        Section 3.8.  Purchase of Securities at Option of the Holder............................25
        Section 3.9.  Redemption at Option of the Holder upon a Fundamental Change..............30
        Section 3.10. Effect of Purchase Notice or Fundamental Change Redemption Notice.........31
        Section 3.11. Deposit of Purchase Price or Fundamental Change Redemption Price..........32
        Section 3.12. Securities Purchased in Part..............................................32
        Section 3.13. Covenant to Comply with Securities Laws upon Purchase of Securities.......33
        Section 3.14. Repayment to the Company..................................................33
        Section 3.15. Modification to Fundamental Change Definitions............................33




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

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                              PAGE
                                                                                              ----
ARTICLE 4 COVENANTS.............................................................................34

        Section 4.1.  Payment of Securities.....................................................34
        Section 4.2.  Financial Information; SEC Reports........................................34
        Section 4.3.  Compliance Certificate....................................................35
        Section 4.4.  Further Instruments and Acts..............................................35
        Section 4.5.  Maintenance of Office or Agency...........................................35
        Section 4.6.  Existence.................................................................36
        Section 4.7.  Maintenance of Properties.................................................36
        Section 4.8.  Payment of Taxes and Other Claims.........................................36
        Section 4.9.  Additional Interest.......................................................37

ARTICLE 5 SUCCESSOR CORPORATION.................................................................37

        Section 5.1.  When the Company May Merge or Transfer Assets.............................37

ARTICLE 6 DEFAULTS AND REMEDIES.................................................................38

        Section 6.1.  Events of Default.........................................................38
        Section 6.2.  Acceleration..............................................................39
        Section 6.3.  Other Remedies............................................................39
        Section 6.4.  Waiver of Past Defaults...................................................40
        Section 6.5.  Control by Majority.......................................................40
        Section 6.6.  Limitation on Suits.......................................................40
        Section 6.7.  Rights of Holders to Receive Payment......................................41
        Section 6.8.  Collection Suit by Trustee................................................41
        Section 6.9.  Trustee May File Proofs of Claim..........................................41
        Section 6.10. Priorities................................................................42
        Section 6.11. Undertaking for Costs.....................................................42
        Section 6.12. Waiver of Stay, Extension or Usury Laws...................................43

ARTICLE 7 TRUSTEE...............................................................................43

        Section 7.1.  Duties of Trustee.........................................................43
        Section 7.2.  Rights of Trustee.........................................................44
        Section 7.3.  Individual Rights of Trustee..............................................45
        Section 7.4.  Trustee Disclaimer........................................................45
        Section 7.5.  Notice of Defaults........................................................45
        Section 7.6.  Reports by Trustee to Holders.............................................45
        Section 7.7.  Compensation and Indemnity................................................46
        Section 7.8.  Replacement of Trustee....................................................46

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                               PAGE
                                                                                               ----
        Section 7.9.   Successor Trustee by Merger...............................................47
        Section 7.10.  Eligibility; Disqualification.............................................48
        Section 7.11.  Preferential Collection of Claims Against Company.........................48

ARTICLE 8  DISCHARGE OF INDENTURE................................................................48

        Section 8.1.   Discharge of Liability on Securities......................................48
        Section 8.2.   Repayment to the Company..................................................49

ARTICLE 9 AMENDMENTS.............................................................................49

        Section 9.1.   Without Consent of Holders................................................49
        Section 9.2.   With Consent of Holders...................................................50
        Section 9.3.   Compliance with Trust Indenture...........................................51
        Section 9.4.   Revocation and Effect of Consents, Waivers and Actions....................51
        Section 9.5.   Trustee to Sign Supplemental Indentures...................................51
        Section 9.6.   Trustee's Discretion to Execute Supplemental Indentures..................51
        Section 9.7.   Effect of Supplemental Indentures.........................................52

ARTICLE 10 SUBORDINATION.........................................................................52

        Section 10.1.  Agreement of Subordination................................................52
        Section 10.2.  Payments to Holders.......................................................52
        Section 10.3.  Subrogation of Securities.................................................55
        Section 10.4.  Authorization to Effect Subordination.....................................56
        Section 10.5.  Notice to Trustee.........................................................56
        Section 10.6.  Trustee's Relation to Senior Indebtedness.................................57
        Section 10.7.  No Impairment of Subordination............................................58
        Section 10.8.  Certain Conversions Not Deemed Payment....................................58
        Section 10.9.  Article Applicable to Paying Agents.......................................58
        Section 10.10. Senior Indebtedness Entitled to Rely......................................58

ARTICLE 11 CONVERSION............................................................................59

        Section 11.1.  Conversion Privilege......................................................59
        Section 11.2.  Conversion Procedure......................................................59
        Section 11.3.  Fractional Shares.........................................................60
        Section 11.4.  Taxes on Conversion.......................................................60
        Section 11.5.  Company to Provide Stock..................................................60
        Section 11.6.  Conversion to Semiannual Coupon Upon a Tax Event..........................61
        Section 11.7.  Adjustment for Change in Capital Stock....................................63

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                              PAGE
                                                                                              ----
        Section 11.8.  Adjustment for Rights Issue...............................................63
        Section 11.9.  Adjustment for Other Distributions........................................64
        Section 11.10. When Adjustment May be Deferred...........................................67
        Section 11.11. When No Adjustment Required...............................................67
        Section 11.12. Notice of Adjustment......................................................68
        Section 11.13. Voluntary Increase........................................................68
        Section 11.14. Notice of Certain Transactions............................................68
        Section 11.15. Effect Reclassification, Consolidation, Merger or Sale....................68
        Section 11.16. Company Determination Final...............................................69
        Section 11.17. Trustee's Adjustment Disclaimer...........................................69
        Section 11.18. Simultaneous Adjustments..................................................70
        Section 11.19. Successive Adjustments....................................................70
        Section 11.20. Rights Issued in Respect of Common Stock Issued Upon Conversion...........70
        Section 11.21. General Considerations....................................................71

ARTICLE 12 MISCELLANEOUS.........................................................................71

        Section 12.1.  Trust Indenture Act.......................................................71
        Section 12.2.  Notices...................................................................71
        Section 12.3.  Communication by Holders with Other Holders...............................72
        Section 12.4.  Certificate and Opinion as to Conditions Precedent........................72
        Section 12.5.  Statements Required in Certificate or Opinion.............................73
        Section 12.6.  Separability Clause.......................................................73
        Section 12.7.  Rules by Trustee, Paying Agent, Conversion Agent and Registrar............73
        Section 12.8.  Governing Law.............................................................73
        Section 12.9.  No Recourse Against Others................................................73
        Section 12.10. Successors................................................................74
        Section 12.11. Multiple Originals........................................................74

        THIS INDENTURE, dated as of May 23, 2001, is between Atmel Corporation, a Delaware corporation (the "Company"), and State Street Bank and Trust Company of California, N.A., a national banking association organized and existing under the laws of the United States of America (the "Trustee").


                             RECITALS OF THE COMPANY

        WHEREAS, the Company desires to issue its Zero Coupon Convertible Subordinated Debentures due May 23, 2021 (the "Securities"), the issuance of which was authorized by resolutions of the Board of Directors (as defined below); and

        WHEREAS, all things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company in accordance with their terms, and to make this Indenture a valid agreement of the Company in accordance with its terms.

        NOW THEREFORE, in consideration of the premises provided for herein, each of the Company and the Trustee agrees as follows for the benefit of the other party hereto and for the equal and ratable benefit of the Holders of the
Securities:


                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

        SECTION 1.1. DEFINITIONS.

        "Additional Interest" shall have the meaning specified in the Registration Rights Agreement.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

        "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 11.15, however, shares issuable upon conversion of the Securities shall include only shares of Common Stock, par value of $0.001 per share, of the Company as such shares exist on the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preferences in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        "Company" means Atmel Corporation, a Delaware corporation, having its principal office at 2325 Orchard Parkway, San Jose, California 95131, until replaced by a successor entity pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor entity. The foregoing sentence shall likewise apply to any subsequent such successor entity or entities.

        "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, the Chief Executive Officer, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Conversion Rate" has the meaning specified in Section 11.1.

        "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, as of the date hereof, located at 633 West 5th Street, 12th Floor, Los Angeles, California 90071, Attention: Corporate Trust Department (Atmel Corporation - Zero Coupon Convertible Subordinated Debentures due 2021).

        "Current Market Price" per share of the Common Stock on any date of determination means the average of the daily closing prices of the Common Stock on the Nasdaq National Market for the ten consecutive trading days ending on and including such date of determination. The last reported sale price for each day shall be (i) if the Common Stock is listed on the Nasdaq National Market, the last reported sale price of Common Stock on the Nasdaq National Market, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, (ii) if the Common Stock is not listed or admitted for trading as described in clause (i), the last reported sale price of the Common Stock on the NYSE or if the Common Stock is listed or admitted for trading on any other national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed, or (iii) if not quoted or listed as described in clauses (i) or (ii), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the

Common Stock on at least five of the ten preceding Trading Days. If none of the conditions set forth above is met, the last reported sale; price of common stock on any day or the average of such last reported sale prices for any period shall be the fair market value of the Common stock as determined by a member firm of the NYSE selected by the Company.

        "Custodian" shall mean State Street Bank and Trust Company of California, N.A., as custodian with respect to the Securities in global form, or any successor entity thereto.

        "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

        "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.6 as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

        "Designated Senior Indebtedness" means the Company's obligations under any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

        "DTC" means The Depository Trust Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

        "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger , combination, reclassification, recapitalization or otherwise) consideration which is not all or substantially all common stock listed (or, upon consummation of or immediately following such transaction or event which will be listed, on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices).

        "Holder" means a Person in whose name a Security is registered on the Registrar's books.

        "Indebtedness" means, with respect to the Company and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of the Company for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of the Company or to only a portion thereof) (other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of the Company with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of leases of the Company required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of the Company and all obligations and other liabilities (contingent or otherwise) under any synthetic lease or other lease or related document (including a purchase agreement) in connection with the lease of real property which provides that the Company is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the landlord and the obligations of the Company under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) all obligations of the Company (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by the Company in respect of, and obligations or liabilities (contingent or otherwise) of the Company to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), (f) any indebtedness or other obligations described in clauses (a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Company, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by the Company and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

        "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

        "Initial Purchasers" means Morgan Stanley & Co. Incorporated, Credit Lyonnais Securities (USA) Inc. and Needham & Company, Inc.

        "Institutional Accredited Investor" means an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

        "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

        "Issue Price" of any Security means, in connection with the original issuance of such Security, the initial issue price at which the Security is issued as set forth on the face of the Security.

        "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding date that is not a Legal Holiday, and to the extent applicable no Original Issue Discount or interest, if any, shall accrue for the intervening period.

        "Nasdaq" or "Nasdaq National Market" means the electronic inter-dealer quotation system operated by Nasdaq Stock Market, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

        "NYSE" means The New York Stock Exchange, Inc.

        "Officer" means the Chairman of the Board, the Chief Executive Officer, any Vice Chairman, the President, any Vice President, the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

        "Officers' Certificate" means a written certificate containing the information specified in Sections 12.4 and 12.5, signed in the name of the Company by its Chairman of the Board, the Chief Executive Officer, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Opinion of Counsel" means a written opinion containing the information specified in Sections 12.4 and 12.5, from legal counsel who is acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

        "Original Issue Discount" of any Security means the difference between the Issue Price and the Principal Amount of the Security as set forth on the face of the Security. For purposes of this Indenture and the Securities, accrual of Original Issue Discount shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        "Payment Blockage Notice" has the meaning specified in Section 10.2.

        "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

        "Portal Market" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

        "Principal" or "Principal Amount" of a Security means the Principal Amount as set forth on the face of such Security, or on Schedule A thereto in the case of a Security in global form.

        "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

        "Redemption Date" means a date specified for redemption of the Securities (other than redemption upon a Fundamental Change at the option of the Holder) in accordance with the terms of the Securities and Section 3.1 of this Indenture.

        "Redemption Price" shall have the meaning set forth in paragraph 5 of the Securities.

        "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Initial Purchasers.

        "Representative" means (a) the indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative,
(i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required Persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

        "Rule 144A" means Rule 144A as promulgated under the Securities Act, or any successor rule.

        "Rule 144(k)" means Rule 144(k) as promulgated under the Securities Act, or any successor rule.

        "SEC" means the Securities and Exchange Commission.

        "Securities" means the Company's Zero Coupon Convertible Subordinated Debentures due 2021.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

        "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities. Notwithstanding the foregoing, the Senior Indebtedness shall not include (i) any Indebtedness of the Company to any Subsidiary of the Company a majority of the voting stock of which is owned, directly or indirectly, by the Company or (ii) the Company's obligations under its Zero-Coupon Convertible Subordinated Notes Due 2018.

        "Significant Subsidiary" means, with respect to any Person, a Subsidiary of such Person organized under the laws of the United States of America, any state thereof, or the District of Columbia that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X of the Securities and Exchange Commission.

        "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the Principal of such Security is due and payable.

        "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

        "TIA" means the Trust Indenture Act of 1939, as amended, as in effect on the date of this Indenture, except as provided in Section 9.3.

        "Tax Event" means that the Company shall have received an opinion from independent tax counsel experienced in such matters to the effect that, on or after May 23, 2001, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, in each case, which amendment or change is enacted, promulgated, issued or announced or which interpretation is issued or announced or which action is taken, on or after May 23, 2001, there is more than an insubstantial risk that interest, including Original Issue Discount, payable on the Securities either (i) would not be deductible on a current accrual basis or
(ii) would not be deductible under any other method, in either case, in whole or in part, by the Company (by reason of deferral, disallowance or otherwise) for United States Federal income tax purposes.

        "Trading Day" means a day during which trading in securities generally occurs on the Nasdaq National Market or, if the applicable security is not quoted on the Nasdaq National Market, on the NYSE, or if the applicable security is not listed on the NYSE, on the principal other national or regional securities exchange on which the applicable security is then listed or, if the applicable security is not listed on a national or regional securities exchange, on the principal other market on which the applicable security is then traded.

        "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

        "Trustee" means State Street Bank and Trust Company of California, N.A. until a successor entity replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor entity. The foregoing sentence shall likewise apply to any subsequent such successor entity or entities.

        "Voting Stock" means stock of any class or classes, however designated, having ordinary voting power for the election of a majority of the board of directors of a corporation, other than stock having such power only by reason of the occurrence of a contingency.

        SECTION 1.2. OTHER DEFINITIONS.

                                                                             DEFINED IN
                                      TERM                                    SECTION
        ---------------------------------------------------------------      ----------
        "Agent Members"................................................          2.1
        "Cash".........................................................          3.8(b)
        "Commission"...................................................          1.3
        "Company Notice"...............................................          3.8(e)
        "Company Notice Date"..........................................          3.8(c)
        "Conversion Agent".............................................          2.3
        "Defaulted Interest"...........................................         11.6(d)
        "Expiration Time"..............................................         11.9(c)
        "Event of Default".............................................          6.1
        "Fundamental Change Redemption Date"...........................          3.9(a)
        "Fundamental Change Redemption Notice".........................          3.9(a)
        "Fundamental Change Redemption Price"..........................          3.9(a)
        "Indenture to be Qualified"....................................          1.3
        "Indenture Securities".........................................          1.3
        "Indenture Security Holder"....................................          1.3
        "Indenture Trustee"............................................          1.3
        "Junior Securities"............................................         10.12
        "Market Price".................................................          3.8(d)
        "Notice of Default"............................................          6.1
        "Option Exercise Rate".........................................         11.6(a)
        "Over-Allotment Option"........................................          2.2
        "Payment Default"..............................................         10.2
        "Paying Agent".................................................          3.8(a)
        "Purchase Date"................................................          3.8(a)
        "Purchase Notice"..............................................          3.8(a)
        "Purchase Price"...............................................          3.8(a)
        "Purchased Shares".............................................         11.9(c)
        "Registrar"....................................................          2.3
        "Restricted Securities"........................................          2.6(d)
        "Sale Price"...................................................          3.8(d)
        "Tender Expiration Time".......................................         11.9(d)
        "Tender Purchased Shares"......................................         11.9(d)

        SECTION 1.3. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

        Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

        "Commission" means the SEC.

        "Indenture Securities" means the Securities.

        "Indenture Security Holder" means a Holder.

        "Indenture to be Qualified" means this Indenture.

        "Indenture Trustee" or "Institutional Trustee" means the Trustee.

        All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rules have the meanings assigned to them by such definitions.

        SECTION 1.4. RULES OF CONSTRUCTION.

        Unless the context otherwise requires:

        (1) a term has the meaning assigned to it;

        (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

        (3) "or" is not exclusive;

        (4) "including" means including, without limitation; and words in the singular include the plural, and words in the plural include the singular.


                                    ARTICLE 2

                                 THE SECURITIES

        SECTION 2.1. FORM AND DATING.

        The Securities and the Trustee's certificate of authentication for the Securities shall be substantially in the form of Exhibit A, which is incorporated into and shall be deemed a part of this Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any automated quotation system or securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of the Securities. The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

        Any Security in global form shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, redemptions, purchases or conversions of such Securities permitted by this Indenture. Any endorsement of a Security in global form to reflect the amount of any increase or decrease in the Principal Amount of outstanding Securities represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Security in accordance with the standing instructions and procedures existing between the Depositary and the Custodian. Payment of Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price or interest, if any, on any Security in global form shall be made to the Holder of such Security.

        Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Security in global form held on their behalf by the Depositary or under the Security in global form, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Security in global form for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Securities.

        Any Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for such Securities to be tradeable on any market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any automated quotation system or securities exchange upon which the Securities may be quoted, listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

        The Company initially appoints DTC to act as Depositary with respect to the Securities in global form.

        SECTION 2.2. EXECUTION AND AUTHENTICATION.

        The Securities shall be executed on behalf of the Company by its Chairman of the Board, the Chief Executive Officer, one of its Vice Chairmen, its President or one of its Vice Presidents. The signature of any of these officers may be manual or facsimile.

        Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

        No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

        The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of $511,500,000 upon a Company Order without any further action by the Company (or an aggregate Principal Amount not to exceed $588,225,000 if the over-allotment option set forth in Section 2 of the Purchase Agreement dated May 17, 2001 (as amended from time to time by the parties thereto) by and among the Company and the Initial Purchasers (the "Over-Allotment Option") is exercised in full). The aggregate Principal Amount of Securities outstanding at anytime may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.7.

        SECTION 2.3. REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

        The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion into Common Stock ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent. The term Conversion Agent includes any additional conversion or agent, including any named pursuant to Section 4.5.

        The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (if not the Trustee or an Affiliate of the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent and the relevant Security. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or an Affiliate of the Company may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

        The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

        SECTION 2.4. PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST.

        Except as otherwise provided in this Indenture, prior to or on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money or securities sufficient to make such payments when such payments are due. The Company shall require the Paying Agent (if not the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money and securities held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and securities so held in trust. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate the money and securities held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require the Paying Agent to pay all money and securities held by it to the Trustee and to account for any funds and securities disbursed by it. Upon doing so, the Paying Agent shall have no further liability for such money or securities.

        SECTION 2.5. HOLDER LISTS.

        The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on March 12 and September 12 a listing of Holders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Holders.

        SECTION 2.6. EXCHANGE AND REGISTRATION OF TRANSFER OF SECURITIES; RESTRICTIONS ON TRANSFERS; DEPOSITARY.

               (a) Upon surrender for registration of transfer of any Security at any office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3 and satisfaction of the requirements for such transfer set forth in this Section 2.6, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate Principal Amount and bearing such restrictive legends as may be required by this Indenture.

        Securities may be exchanged for a like aggregate Principal Amount of Securities of other authorized denominations. Securities to be exchanged shall be surrendered at any office or agency to be maintained by the Company designated as Registrar or co-registrar pursuant to Section 2.3 and the Company shall execute and register, and the Trustee shall authenticate and deliver in exchange therefor, the Security or Securities which the Holder making the exchange shall be entitled to receive, bearing registration numbers not contemporaneously outstanding.

        All Securities presented for registration of transfer or for exchange into like Securities, purchase, redemption or conversion into Common Stock or payment shall (if so required by the Company, the Trustee, the Registrar or any co-registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or such Holder's attorney duly authorized in writing.

        No service charge shall be charged to the Holder for any exchange for like Securities or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

        None of the Company, the Trustee, the Registrar or any co-registrar shall be required to exchange for like Securities or register a transfer of (a) any Securities for a period of 15 days next preceding any selection of Securities to be redeemed, or (b) any Securities or portions thereof selected or called for redemption, except the unredeemed portion of any Security redeemed in part.

        All Securities issued upon any transfer or exchange for like Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such exchange or transfer.

               (b) So long as the Securities are eligible for book-entry settlement with the Depositary (as defined below), or unless otherwise required by law, all Securities that are so eligible may be represented by a Security in global form registered in the name of the Depositary or the nominee of the Depositary, except as otherwise specified below. The transfer and exchange of beneficial interests in such Security in global form shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefore.

        Securities that upon initial issuance are beneficially owned by QIBs will be represented by one or more Securities in global form. Transfers of interests in a Security in global form will be made in accordance with the standing instructions and procedures of the Depositary and its participants. The Trustee shall make appropriate endorsements to reflect increases or decreases in the Principal Amounts of such Securities in global form as set forth on the face of the Security in global form to reflect any such transfers. Except as provided below, beneficial owners of a Security in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Securities in global form.

               (c) So long as the Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Security to a QIB in accordance with Rule 144A and upon receipt of the definitive Security or Securities being so transferred, together with a certification, substantially in the form of the reverse of the Security, from the transferor that the transfer is being made in compliance with Rule 144A (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on the Security in global form to reflect an increase in the aggregate Principal Amount of the Securities represented by the Security in global form, the Trustee shall cancel such Security or Securities in certificated form in accordance with the standing instructions and procedures of the Depositary and the aggregate Principal Amount of Securities represented by the Security in global form will be increased accordingly; provided that no definitive Security, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be included in such Security in global form until such definitive Security is freely tradable in accordance with Rule 144(k); provided further that upon any transfer of a beneficial interest in any Security in global form to the Company or any Affiliate of the Company, the Company shall issue and the Trustee, upon receipt of an Officers' Certificate and Company Order for authentication and delivery of Securities, shall authenticate and deliver, Securities in certificated form, in an aggregate Principal Amount equal to the Principal Amount of the Security in global form, in exchange for such Security in global form.

               (d) Upon any sale or transfer of a Security to an Institutional Accredited Investor (other than pursuant to a registration statement that has been declared effective under the Securities Act), such Institutional Accredited Investor shall, prior to such sale or transfer, furnish to the Company and/or the Trustee a signed letter containing representations and agreements relating to restrictions on transfer substantially in the form set forth in Exhibit B to this Indenture.

        Any Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary, by the National Association of Securities Dealers, Inc. or by the NYSE in order for the Securities to be tradeable on The Portal Market or as may be required for the Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

               (e) Every Security that bears or is required under this Section 2.6(d) to bear the legend set forth in this Section 2.6(d) (together with any Common Stock issued upon conversion of the Securities and required to bear the legend set forth in Section 2.6(e), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.6(d) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such Holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.6(d) and 2.6(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

        Until the expiration of the holding period applicable to sales thereof under Rule 144(k), any certificate evidencing such Security (and all securities issued in exchange therefore or substitution thereof, other than Common Stock, if any, issued upon conversion therefore, which shall bear the legend set forth in Section 2.6(e), if applicable) shall bear a legend in substantially the following form, unless such Security has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

        THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE

        OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (K)(2) OF RULE 902 UNDER REGULATION S UNDER THE SECURITIES
        ACT) OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"); (4) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITIES WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF A U.S. PERSON EXCEPT (A) TO ATMEL CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT),
        (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a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

        PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR A-NY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST PRIOR TO SUCH TRANSFER FURNISH TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE OR UPON ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

        Any Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Securities for exchange to the Registrar in accordance with the provisions of this Section 2.6, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this
Section 2.6(d).

        Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.6(d)), a Security in global form may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee or to a successor Depositary or a nominee of such successor Depositary.

        The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Securities in global form. Initially, a Security in global form shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

        If at any time the Depositary for a Security in global form notifies the Company that it is unwilling or unable to continue as Depositary for such Security, the Company may appoint a successor Depositary with respect to such Security. If (A) a successor Depositary for the Security is not appointed by the Company within 90 days after the Company receives such notice or (B) the

Company in its sole discretion determines not to have the Securities represented by a Security in global form, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for authentication and delivery of Securities, will authenticate and deliver, Securities in certificated form, in an aggregate Principal Amount equal to the Principal Amount of the Security in global form, in exchange for such Security in global form. Such exchange shall be effected in accordance with such rules and procedures of the Depositary as are applicable to the exchange. Only Restricted Securities shall be issued in exchange for Securities in global form that are restricted under Rule 144.

        Securities in certificated form issued in exchange for all or a part of a Security in global form pursuant to this Section 2.6 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Securities in certificated form to the Persons in whose names such Securities in certificated form are so registered.

        At such time as all interests in a Security in global form have been redeemed, converted, exchanged, repurchased or canceled for Securities in certificated form, or transferred to a transferee who receives Securities in certificated form, such Security in global form shall be, upon receipt thereof, canceled by the Trustee in accordance with the standing procedures and instructions existing between the Custodian and Depositary. At any time prior to such cancellation, if any interest in a Security in global form is exchanged for Securities in certificated form, redeemed, converted, exchanged, repurchased by the Company or canceled, or transferred for part of a Security in global form, the Principal Amount of such Security in global form shall, in accordance with the standing procedures and instructions existing between the Custodian and the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Security in global form, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

               (f) Until the expiration of the holding period applicable to sales thereof under Rule 144(k), any stock certificate representing Common Stock issued upon conversion of a Security shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Securities that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock:

        THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES

        ACT (OR ANY SUCCESSOR PROVISION), (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF, U.S. PERSONS EXCEPT (A) TO ATMEL CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a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k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

        Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.6(e).

               (g) Any Security or Common Stock issued upon the conversion or exchange of a Security that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Securities or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

        SECTION 2.7. REPLACEMENT SECURITIES.

        If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon its written request, the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased or redeemed by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay, purchase or redeem such Security, as the case maybe.

        Upon the issuance of any new Securities under this Section 2.7, the Company may, as a condition to such issuance, require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

        The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

        SECTION 2.8. OUTSTANDING SECURITIES, DETERMINATIONS OF HOLDERS' ACTION.

        Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9).

        If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

        If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Fundamental Change Redemption Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then on and after that date such Securities shall cease to be outstanding and Original Issue Discount and interest, if any, on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

        If a Security is converted in accordance with Article 11, then from and after such conversion such Security shall cease to be outstanding and Original Issue Discount and interest, if any, shall cease to accrue on such Security.

        SECTION 2.9. TEMPORARY SECURITIES.

        Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

        If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like

Principal Amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

        SECTION 2.10. CANCELLATION.

        All Securities surrendered for payment, purchase, conversion, redemption or registration of transfer or exchange for the Securities shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not issue new Securities to replace Securities it has paid for or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article
11. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2. 10, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee and, following such destruction, the Trustee shall deliver a certificate of destruction to the Company, unless the Company.

        SECTION 2.11. PERSONS DEEMED OWNERS.

        Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price and interest, if any, in respect thereof, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.


                                   ARTICLE 3

                            REDEMPTION AND PURCHASES

        SECTION 3.1. RIGHT TO REDEEM; NOTICES TO TRUSTEE.

        The Company, at its option, may redeem the Securities in accordance with paragraphs 5 and 7 of the Securities and the provisions of this indenture. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

        The Company shall give the notice to the Trustee provided for in this
Section 3.1 (i) in the case of any redemption of fewer than all of the Securities, at least 45 days before the Redemption Date and (ii) in the case of a redemption of all of the Securities, no later than the date that the

Company is required to give notice to the Holders pursuant to Section 3.3, in each case unless a shorter notice shall be satisfactory to the Trustee.

        SECTION 3.2. SELECTION OF SECURITIES TO BE REDEEMED.

        If less than all the Securities held in definitive form are to be redeemed pursuant to Section 3.1, the Trustee shall select the definitive Securities to be redeemed pro rata or by lot or by another method the Trustee considers fair and appropriate (as long as such method is not prohibited by the rules of any quotation system or securities exchange on which the Securities are then quoted or listed). The Trustee shall make the selection at least 35 days, but not more than 60 days, before the Redemption Date from outstanding definitive Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount of Securities that have denominations larger than $ 1,000. Securities and portions of them the Trustee selects shall be in Principal Amounts of $ 1,000 or an integral multiple of $ 1,000. Provisions of this Indenture that apply to definitive Securities called for redemption also apply to portions of definitive Securities called for redemption. The Trustee shall notify the Company promptly of the definitive Securities or portions of definitive Securities to be redeemed.

        Any interest in a Security held in global form by and registered in the name of the Depositary or its nominee to be redeemed in whole or in part will be redeemed in accordance with the procedures of the Depositary.

        If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed to be (to the fullest extent possible) the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

        SECTION 3.3. NOTICE OF REDEMPTION.

        At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

        The notice shall identify the Securities to be redeemed and shall state:

        (1) the Redemption Date;

        (2) the Redemption Price;

        (3) the Conversion Rate;

        (4) the name and address of the Paying Agent and Conversion Agent;

        (5) that Securities called for redemption may be converted at any time before the close of business on the last Trading Day prior to the Redemption Date;

        (6) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities;

        (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

        (8) if fewer than all the outstanding Securities are to be redeemed, the certificate number and Principal Amounts of the particular Securities to be redeemed;

        (9) that Original Issue Discount on Securities called for redemption will cease to accrue on and after the Redemption Date; and

        (10) the CUSIP number or numbers for the Securities.

The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

        At the Company's written request delivered to the Trustee at least 45 days before the Redemption Date, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

        SECTION 3.4. EFFECT OF NOTICE OF REDEMPTION.

        Once notice of redemption is given, pursuant to Section 3.3, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture.

        Upon the later of the Redemption Date or the date such Securities are surrendered to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

        SECTION 3.5. DEPOSIT OF REDEMPTION PRICE.

        Prior to or on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted into Common Stock, and on or after the Redemption Date (unless the Company shall default in the payment of the Securities at the Redemption Price), Original Issue Discount on the Securities or portion of Securities called for redemption shall cease to accrue and such Securities shall cease after the close of business on the

Business Day immediately preceding the Redemption Date to be convertible into Common Stock and, except as provided in Section 8.2, to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the Redemption Price thereof and unpaid interest up to and including the Redemption Date. The Paying Agent shall as promptly as practicable return to the Company any money, with interest, if any, thereon, not required for that purpose because of conversion of Securities. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

        SECTION 3.6. SECURITIES REDEEMED IN PART.

        Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

        SECTION 3.7. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

        In connection with any redemption of Securities, the Company may arrange for the purchase and conversion into Common Stock of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Paying Agent in trust for the Holders, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Paying Agent by the Company for the redemption of the Securities, is not less than the Redemption Price up to and including the Redemption Date of such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 11) surrendered by such purchasers for conversion, all immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it in the same manner as it would money deposited with it by the Company for the redemption of Securities. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

        SECTION 3.8. PURCHASE OF SECURITIES AT OPTION OF THE HOLDER.

               (a) General. Securities shall be purchased by the Company pursuant to paragraph 6 of the Securities as of May 23, 2006, May 23, 2011 and May 23, 2016 (each, a "Purchase Date"), at the purchase price specified therein (each, a "Purchase Price") at the option of the Holder thereof, upon:

                   (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to a Purchase Date until the close of business on such Purchase Date, stating:

                       (A) the certificate number of the Security which the Holder will deliver to be purchased (or, if the Security is not certificated, such other identification necessary to comply with appropriate DTC procedures);

                       (B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $ 1,000 in Principal Amount or a multiple thereof;

                       (C) that such Security shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in paragraph 6 of the Securities and the provisions of this Indenture; and

                       (D) if the Company elects, pursuant to a Company Notice, to pay the Purchase Price to be paid as of such Purchase Date, in whole or in part, in Common Stock but such portion of the Purchase Price shall ultimately be payable to such Holder in Cash because any of the conditions to the payment of the Purchase Price in Common Stock are not satisfied prior to or on the Purchase Date, as set forth in Section 3.8(d), whether such Holder elects (x) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the Principal Amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (y) to receive Cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which such Purchase Notice relates; and

                   (2) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.8 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

        If a Holder, in such Holder's Purchase Notice (and in any written notice of withdrawal of a portion of such Holder's Securities previously submitted for purchase pursuant to a Purchase Notice, the portion that remains subject to the Purchase Notice), fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.8(a)(1), such Holder shall be deemed to have elected to receive Cash in respect of the entire Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause (D).

        The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

        Any purchase by the Company contemplated pursuant to the provisions of this Section 3.8 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

        Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.8(a) shall have the right at any time prior to the close of business on the Purchase Date to withdraw such Purchase Notice by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10.

        The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

               (b) Company's Right to Elect Manner of Payment of Purchase Price. The Company may elect with respect to any Purchase Date to pay the Purchase Price in respect of the Securities to be purchased pursuant to Section 3.8(a) as of such Purchase Date, in U.S. legal tender ("Cash") or Common Stock, or in any combination of Cash and Common Stock, subject to the conditions set forth in Sections 3.8(c) and (d). The Company shall designate, in the Company Notice delivered pursuant to Section 3.8(e), whether the Company will purchase the Securities for Cash or Common Stock, or, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in Cash and/or Common Stock; provided that the Company will pay Cash for fractional interests in shares of Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to this Section 3.8 shall receive the same percentage of Cash and/or Common Stock in payment of the Purchase Price for such Securities, except
(i) as provided in Section 3.8(d) with regard to the payment of Cash in lieu of fractional interests in Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for Common Stock because any necessary qualifications or registrations of the Common Stock under applicable federal or state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for Cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Holders except pursuant to this Section 3.8(b) or Section 3.8(d).

        At least two Business Days before the Company Notice Date (as defined in
Section 3.8(c)), the Company shall deliver an Officers' Certificate to the Trustee specifying:

                   (i) the manner of payment selected by the Company,

                   (ii) the information required by Section 3.8(e),

                   (iii) if the Company elects to pay the Purchase Price, or a specified percentage thereof, in Common Stock, that the conditions to such manner of payment set forth in Section 3.8(d) have been or will be complied with, and

                   (iv) whether the Company desires the Trustee to give the Company Notice required by Section 3.8(e).

               (c) Purchase with Cash. At the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to
Section 3.8(a) has been given, or a specified percentage thereof, may be paid by the Company with Cash equal to the aggregate Purchase Price, or such specified percentage thereof, as the case may be, of such Securities. If the Company elects to purchase Securities with Cash, a Company Notice as provided in Section 3.8(e) shall be sent to Holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to the Purchase Date (the "Company Notice Date").

               (d) Payment by Issuance of Common Stock. At the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.8(a) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of Cash to which the Holders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Securities in Cash by (ii) the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

        The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead the Company will pay Cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent. It is understood that if a Holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

        If the Company elects to purchase the Securities by the issuance of shares of Common Stock, a Company Notice as provided in Section 3.8(e) shall be sent to the Holders (and to beneficial owners as required by applicable law) not later than the Company Notice Date.

        The Company's right to exercise its election to purchase the Securities pursuant to Section 3.8 through the issuance of shares of Common Stock shall be conditioned upon:

                   (i) the Company having given timely Company Notice of election to purchase all or a specified percentage of the Securities with Common Stock as provided herein;

                   (ii) the registration of the shares of Common Stock to be issued in respect of the payment of the specified percentage of the Purchase Price under the Securities Act; unless the shares of Common Stock so issued can be freely resold by the Holder (unless such Holder is the Company or an Affiliate of the Company) receiving such shares without registration under the Securities Act;

                   (iii) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                   (iv) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Stock are in conformity with this Indenture and (B) the shares of Common Stock to be issued by the Company in payment of the specified percentage of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the specified percentage of the Purchase Price in respect of Securities, will be validly issued, fully paid and nonassessable, and, in the case of such Officers' Certificate, stating that conditions (i), (ii) and (iii) above have been satisfied and, in the case of such Opinion of Counsel, stating that conditions
(ii) and (iii) above have been satisfied.

        Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $ 1,000 Principal Amount of Securities, the Market Price and the Sale Price of a share of Common Stock on each Trading Day during the period during which the Market Price is calculated and ending on the Purchase Date. If such conditions are not satisfied with respect to a Holder or Holders prior to or on the Purchase Date and the Company elected to purchase the Securities to be purchased as of such Purchase Date pursuant to this Section 3.8 through the issuance of shares of Common Stock, the Company shall pay the entire Purchase Price in respect of such Securities of such Holder or Holders in Cash.

        The "Market Price" means the average of the Sale Prices of the Common Stock for the five Trading Day period ending on the third Business Day prior to the applicable Purchase Date (if the third Business Day prior to the applicable Purchase Date is a Trading Day or, if it is not a Trading Day, the five Trading Days ending on the last Trading Day prior to the third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such Purchase Date, of any event described in Section 11.7, 11.8 or 11.9; subject, however, to the conditions set forth in Sections 11.10 and
11.11. The "Sale Price" of the Common Stock on any date means the closing per share sale price (or if no closing sale price is reported the average of the bid and ask prices or, if more than one, in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the Nasdaq National Market or, if the Common Stock is listed on a U.S. national or regional securities exchange, as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded.

               (e) Notice of Election. Company's notices of election to purchase with Cash or Common Stock, or any combination thereof, shall be sent to the Holders (and to beneficial owners as required by applicable law) in the manner provided in Section 12.2 at the time specified in

Section 3.8(c) or (d), as applicable (each, a "Company Notice"). Such Company Notices shall state the manner of payment elected and shall contain the following information:

        In the event the Company has elected to pay a Purchase Price (or a specified percentage thereof) with Common Stock, the Company Notice shall:

               (1) state that each Holder will receive Common Stock with a Market Price determined as of a specified date prior to the Purchase Date equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except any Cash amount to be paid in lieu of fractional share); and

               (2) set forth the method by which the Company is required to calculate the Market Price and state that because the Market Price of Common Stock will be determined prior to the Purchase Date, the Holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Purchase Date.

        In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Holder and shall state:

               (i) the Purchase Price and Conversion Rate;

               (ii) the name and address of the Paying Agent and the Conversion Agent;

               (iii) that Securities as to which a Purchase Notice has been given may be converted only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

               (iv) that Securities must be surrendered to the Paying Agent to collect payment;

               (v) that the Purchase Price for any Security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (iv);

               (vi) the procedures the Holder must follow under this Section
3.8;

               (vii) briefly, the conversion rights of the Securities; and

               (viii) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 3.8(a)(1)(D) or Section 3.10).

        At the Company's request, the Trustee shall give the Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of the Company Notice shall be prepared by the Company.

               (f) Covenants of the Company. All shares of Common Stock delivered upon conversion or purchase of the Securities shall be newly issued shares or treasury shares, shall be fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

        The Company shall use its best efforts to list or cause to have quoted all such shares of Common Stock on each United States over-the-counter or other domestic market on which the Common Stock is then quoted or national securities exchange on which the Common Stock is then listed. Upon determination of the actual number of shares of Common Stock to be delivered pursuant to this Section 3.8, the Company shall notify the securities exchange or quotation systems on which the Common Stock is then listed or quoted and disseminate the number of shares of Common Stock to be issued on the Company's website or through an alternative public medium.

               (g) Procedure upon Purchase. On the Business Day following the Purchase Date, the Company shall deposit with the Paying Agent (A) Cash (in respect of a Cash purchase under Section 3.8(c) or for fractional interests, as applicable), or (B) shares of Common Stock, or a combination of (A) and (B), as applicable, sufficient to pay the aggregate Purchase Price in respect of the Securities to be purchased pursuant to this Section 3.8. As soon as practicable after the Purchase Date, the Company shall deliver to each Holder entitled to receive Common Stock, through the Paying Agent, a certificate for the number of full shares of Common Stock, as applicable, issuable in payment of such Purchase Price and Cash in lieu of any fractional interests. The Person in whose name the certificate for Common Stock is registered shall be treated as a holder of record following the Purchase Date. Subject to Section 3.8(d), no payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Purchase Date.

               (h) Taxes. If a Holder of a Security is paid in Common Stock, the Company shall- pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

        SECTION 3.9. REDEMPTION AT OPTION OF THE HOLDER UPON A FUNDAMENTAL
CHANGE.

               (a) If a Fundamental Change shall occur at any time prior to May 23, 2021, each Holder of Securities shall have the right, at such Holder's option, to require the Company to redeem any or all of such Holder's Securities for Cash on the date that is 30 days after the date of the Company's notice of such Fundamental Change (the "Fundamental Change Redemption Date") (or if such date is not a Business Day, the next succeeding Business Day). The Securities will be redeemable in integral multiples of $1,000 of Principal Amount. The Company shall redeem such Securities at a price (the "Fundamental Change Redemption Price") equal to the Issue Price plus accrued Original Issue Discount up to and including the Fundamental Change Redemption Date (or, if the Securities are converted to interest-bearing debentures following a Tax Event pursuant to Section 11.6 and paragraph 9(b) of the Securities, a price equal to the Restated Principal Amount plus accrued interest from the date the Company exercised its right to convert the Securities up to and including the Fundamental Change Redemption Date). Payment for Securities surrendered for purchase (and not withdrawn) prior to the expiration of the 30-day period referenced in the first sentence of this subsection (a) shall be made promptly following the Fundamental Change Repurchase Date. No Securities may be redeemed at the option of the Holders as a result of a Fundamental Change if there has occurred and is continuing an Event of Default (other than a default in the payment of the Fundamental Change Redemption Price with respect to such Securities).

               (b) The Company, or at its request (which must be received by the Trustee at least three Business Days prior to the date the Trustee is requested to give such notice as described below) the Trustee in the name of and at the expense of the Company, shall mail to the Trustee and all Holders of record of the Securities a notice (a "Fundamental Change Redemption Notice") of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the tenth day after the occurrence of such Fundamental Change.

               (c) For a Security to be so redeemed at the option of the Holder, the Paying Agent must receive such Security with the form entitled "Option to Elect Redemption Upon a Fundamental Change" on the reverse thereof duly completed, together with such Security duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a Business Day, the next succeeding Business Day).

        SECTION 3.10. EFFECT OF PURCHASE NOTICE OR FUNDAMENTAL CHANGE REDEMPTION NOTICE.

        Upon receipt by the Company of the Purchase Notice or Fundamental Change Redemption Notice specified in Section 3.8(a) or Section 3.9(b), as applicable, the Holder of the Security in respect of which such Purchase Notice or Fundamental Change Redemption Notice, as the case may be, was given shall (unless such Purchase Notice or Fundamental Change Redemption Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Fundamental Change Redemption Price, as the case may be, with respect to such Security. Such Purchase Price or Fundamental Change Redemption Price shall be paid to such Holder promptly following the later of (x) the Purchase Date or the Fundamental Change Redemption Date, as the case may be, with respect to such Security (provided the conditions in Section 3.8(a) or Section 3.9(c), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.8(a) or Section 3.9(c), as applicable. Securities in respect of which a Purchase Notice or Fundamental Change Redemption Notice, as the case may be, has been given by the Holder thereof may not be converted for shares of Common Stock on or after the date of the delivery of such Purchase Notice (or Fundamental Change Redemption Notice, as the case may be), unless such Purchase Notice (or Fundamental Change Redemption Notice, as the case may be) has first been validly withdrawn as specified in the following two paragraphs.

        A Purchase Notice or Fundamental Change Redemption Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the Purchase Date or the Fundamental Change Redemption Date, as the case may be, to which it relates specifying:

        (1) the certificate number of the Security in respect of which such notice of withdrawal is being submitted,

        (2) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted, and

        (3) the Principal Amount, if any, of such Security which remains subject to the original Purchase Notice or Fundamental Change Redemption Notice, as the case may be, and which has been or will be delivered for purchase or redemption by the Company.

        A written notice of withdrawal of a Purchase Notice may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.8(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 3.8(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

        There shall be no purchase of any Securities pursuant to Section 3.8 (other than through the issuance of Common Stock in payment of the Purchase Price, including Cash in lieu of any fractional shares) or redemption pursuant to Section 3.9 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Fundamental Change Redemption Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Fundamental Change Redemption Price, as the case may be, with respect to such Securities).

        SECTION 3.11. DEPOSIT OF PURCHASE PRICE OR FUNDAMENTAL CHANGE REDEMPTION PRICE.

        On or before the Business Day following a Purchase Date or a Fundamental Change Redemption Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or an Affiliate of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money and/or securities, if permitted hereunder, sufficient to pay the aggregate Purchase Price or Fundamental Change Redemption Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of such Purchase Date or Fundamental Change Redemption Date, as the case may be.

        SECTION 3.12. Securities Purchased in Part.

        Any Security that is to be purchased or redeemed only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased or redeemed.

        SECTION 3.13. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES.

        In connection with any purchase or redemption of Securities under
Section 3.8 or 3.9 hereof, the Company shall (i) comply with Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act, if applicable, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, if applicable, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Section 3.8 and 3.9 to be exercised in the time and in the manner specified in Section 3.8 and 3.9.

        SECTION 3.14. REPAYMENT TO THE COMPANY.

        The Trustee and the Paying Agent shall return to the Company any cash or shares of Common Stock (in the case of the Purchase Price that remain unclaimed as provided in paragraph 14 of the Securities, together with interest or dividends, if any, thereon, held by them for the payment of a Purchase Price or Fundamental Change Redemption Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.11 exceeds the aggregate Purchase Price or Fundamental Change Redemption Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Fundamental Change Redemption Date, as the case may be, then promptly after the Business Day following the Purchase Date or Fundamental Change Redemption Date, as the case may be, the Trustee and the Paying Agent shall return any such excess to the Company together with interest or dividends, if any, thereon.

        SECTION 3.15. MODIFICATION TO FUNDAMENTAL CHANGE DEFINITIONS.

        In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 11.15 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including Cash), which includes shares of common stock of another person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares of common stock constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including Cash) into which the Common Stock of the Company is or is to be changed or exchanged for (as determined by the Company, which determination shall be conclusive and binding), then the person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Securities to cause the Company to repurchase the

Securities in the event of a Fundamental Change, including, without limitation, the applicable provisions of this Article 3 and the definitions of Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other person if different from the Company and the common stock issued thereby (in lieu of the Company and the Common Stock of the Company).


                                    ARTICLE 4

                                    COVENANTS

        SECTION 4.1. PAYMENT OF SECURITIES.

        The Company shall promptly pay or cause to be paid all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price and interest, if any, shall be considered paid on the applicable date due or, in the case of a Purchase Price or Fundamental Change Redemption Price, on the Business Day following the applicable Purchase Date or Fundamental Change Redemption Date, as the case may be, if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money or securities, if permitted hereunder, sufficient to pay all such amounts then due.

        The Company shall pay interest on overdue amounts at the rate set forth in paragraph I of the Securities and it shall pay interest on overdue interest at the same rate compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue and shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount.

        SECTION 4.2. FINANCIAL INFORMATION; SEC REPORTS.

        The Company will deliver to the Trustee (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company (i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing and (ii) a report containing a management's discussion and analysis of the financial condition and results of operations and a description of the business and properties of the Company and (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company (i) an unaudited consolidated financial report for such quarter and
(ii) a report containing a management's discussion and analysis of the financial condition and results of operations of the Company; provided that the foregoing shall not be required for any fiscal year or quarter, as the case may be, with respect to which the Company files or expects to file with the Trustee an annual report or quarterly report, as the case may be, pursuant to the third paragraph of this Section 4.2.

        So long as the Securities or the Common Stock issued upon conversion of the Securities are Restricted Securities, if the Company is not subject to either Section 13 or 15(d) of the Exchange Act, the Company shall at the request of any Holder (or holders of Common Stock issued upon conversion of the Securities) provide to such Holder (or holders of such Common Stock) and any prospective purchaser designated by such Holders (or holders of such Common Stock), as the case may be, such information, if any, required by Rule 144A(d)(4) under the Securities Act.

        The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

        SECTION 4.3. COMPLIANCE CERTIFICATE.

        The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate in which one of the two Officers signing such certificate is either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the knowledge of the signers thereof the Company is in Default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which the signers may have knowledge.

        The Company will deliver to the Trustee, forthwith upon becoming aware of any Default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such Default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

        Any notice required to be given under this Section 4.3 shall be delivered to the Trustee at its Corporate Trust Office.

        SECTION 4.4. FURTHER INSTRUMENTS AND ACTS.

        Upon request of the Trustee, the respective Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

        SECTION 4.5. MAINTENANCE OF OFFICE OR AGENCY.

        The Company will appoint in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office or agency in the Borough of Manhattan, the City of New York, shall initially be State Street Bank and Trust Company, N.A., an Affiliate of the Trustee located at 61 Broadway, 15th Floor, New York, New York 10006 (Attention: Corporate Trust Department - Atmel Corporation, Zero Coupon Convertible Subordinated Debentures due 2021), and shall be the office or agency for all of the aforesaid purposes unless the Company shall appoint some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change in the location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

        The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes.

        SECTION 4.6. EXISTENCE.

        Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

        SECTION 4.7. MAINTENANCE OF PROPERTIES.

        The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.7 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Significant Subsidiary and not disadvantageous in any material respect to the Holders.

        SECTION 4.8. PAYMENT OF TAXES AND OTHER CLAIMS.

        The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property, of the Company or any Significant Subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Significant Subsidiary, and

(iii) all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture; provided however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company, or
(B) if the amount applicability or validity is being contested in good faith by appropriate proceedings.

        SECTION 4.9. ADDITIONAL INTEREST.

        If Additional Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such interest is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Additional Interest is payable. If the Company has paid Additional Interest directly to the persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.


                                   ARTICLE 5

                              SUCCESSOR CORPORATION

        SECTION 5.1. WHEN THE COMPANY MAY MERGE OR TRANSFER ASSETS.

        The Company shall not consolidate with, merge with or into any other Person (other than in a merger or consolidation in which the Company is the surviving Person) or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:

               (i) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price or interest, if any, on the Securities, according to their tenor, and the due and punctual performance of all of the covenants and obligations of the Company under the Securities and this Indenture, and shall have provided for conversion rights in accordance with this Indenture;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

               (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

        The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE 6

                              DEFAULTS AND REMEDIES

        SECTION 6.1. EVENTS OF DEFAULT.

        An "Event of Default" occurs if:

               (1) the Company defaults in the payment of the Principal Amount, Issue Price (or, if the Securities have been converted to interest-bearing Securities following a Tax Event pursuant to Section 11.6, the Restated Principal Amount), accrued Original Issue Discount (or, if the Securities have been converted to interest-bearing Securities following a Tax Event, accrued and unpaid interest), accrued Additional Interest, if any, Redemption Price, Purchase Price or a Fundamental Change Redemption Price on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise (provided that in the case of a default in the payment of Additional interest, such default in payment of Additional Interest continues for a period of 30 days), whether or not such payment shall be prohibited by Article 10;

               (2) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1) above) and such failure continues for 90 days after receipt by the Company of a Notice of Default;

               (3) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of the property of the Company, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

               (4) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of the property of the Company, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days;

        A Default under clause (2) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (2) above after actual receipt of such notice (a "Notice of Default"). Any such notice must specify the Default, demand that it be remedied and state that such notice is a Notice of Default.

        SECTION 6.2. ACCELERATION.

        If an Event of Default (other than an Event of Default specified in Section 6.1(3) or (4)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the Issue Price and accrued Original Issue Discount up to and including the date of declaration (and Additional Interest, if any) on all the Securities to be immediately due and payable. Upon such a declaration, such Issue Price and accrued Original Issue Discount shall become and be due and payable immediately. If an Event of Default specified in Section 6.1(3) or (4) occurs and is continuing, the Issue Price and accrued Original Issue Discount (and Additional Interest, if any) on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Company and the Trustee (and without notice to any other Holder), may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price and accrued Original Issue Discount (and Additional Interest, if any) that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.7 have been paid. No such rescission shall affect any subsequent or other Default or Event of Default or impair any consequent right.

        SECTION 6.3. OTHER REMEDIES.

        If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Issue Price and accrued Original Issue Discount on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

        The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

        SECTION 6.4. WAIVER OF PAST DEFAULTS.

        The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Company and the Trustee (and without notice to any other Holder), may waive an existing Default or Event of Default and its consequences except (1) an Event of Default described in
Section 6.1(1), (2) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Holder affected or (3) a Default that constitutes a failure to convert any Security in accordance with the terms of Article 11. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

        SECTION 6.5. CONTROL BY MAJORITY.

        The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it.

        SECTION 6.6. LIMITATION ON SUITS.

        A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

               (1) the Holder gives to the Company and the Trustee written notice stating that an Event of Default is continuing;

               (2) the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

               (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

               (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

               (5) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

        A Holder may not use this Indenture to prejudice the rights of any other Holder or to obtain a preference or priority over any other Holder.

        SECTION 6.7. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

        Notwithstanding any other provision of this Indenture, but subject to
Article 10, the right of any Holder to (i) receive payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Redemption Price, Additional Interest (under the Registration Rights Agreement) or interest, if any, in respect of the Securities held by such Holder on or after the respective due dates expressed in the Securities or any date of redemption, (ii) convert the Securities in accordance with Article 11, or (ii) bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of each such Holder.

        SECTION 6.8. COLLECTION SUIT BY TRUSTEE.

        If an Event of Default described in Section 6.1(1) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.7.

        SECTION 6.9. TRUSTEE MAY FILE PROOFS OF CLAIM.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price, Additional Interest (under the Registration Rights Agreement) or interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim for the whole amount of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price or interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

        If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Indebtedness or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Indebtedness as provided in this Article and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise, as such holders of Senior Indebtedness or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claims of any Holder in any such proceeding.

        SECTION 6.10. PRIORITIES.

        If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money in the following order:

        First: to the Trustee for amounts due under Section 7.7;

        Second: to holders of Senior Indebtedness to the extent required by
Article 10;

        Third: to Holders for amounts due and unpaid on the Securities for the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

        Fourth: the balance, if any, to the Company.

        The Trustee may fix a proposed record date and payment date for any payment to Holders pursuant to this Section 6.10 and shall notify the Company in writing with respect to such proposed record date and payment date. At least 15 days before such record date, the Company (or the Trustee at the request of the Company) shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

        SECTION 6.11. UNDERTAKING FOR COSTS.

        In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, any suit by a Holder for the enforcement of the payment of the Principal Amount, accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Redemption Price, Additional Interest (under the Registration Rights Agreement) or interest, if any, on or after the due date expressed in such Security or to any suit for the enforcement of the right to convert the Security pursuant to Article 11, or a suit by Holders of more than 10% in aggregate Principal Amount of the Securities at the time outstanding.

        SECTION 6.12. WAIVER OF STAY, EXTENSION OR USURY LAWS.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price or Fundamental Change Redemption Price in respect of Securities, or any interest on any such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE 7

                                     TRUSTEE

        SECTION 7.1. DUTIES OF TRUSTEE.

        If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (a) Except during the continuance of an Event of Default:

                   (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                   (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this

Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

This Section 7.1(b) shall be in lieu of Section 315(a) of the TIA and such
Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

               (b) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                   (1) this paragraph (c) does not limit the effect of paragraph
(b) of this Section 7.1;

                   (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                   (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5. Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

               (c) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

               (d) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

               (e) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.

        SECTION 7.2. RIGHTS OF TRUSTEE.

               (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

               (b) Before the Trustee acts or refrains from acting, it may require a Company Order, an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Company Order, Officers' Certificate or Opinion of Counsel.

               (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

               (d) Subject to the provisions of Section 7.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

               (e) The Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

               (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, unless the Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

        SECTION 7.3. INDIVIDUAL RIGHTS OF TRUSTEE.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with the like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

        SECTION 7.4. TRUSTEE DISCLAIMER.

        The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the offering memorandum for the Securities or in this Indenture or the Securities (other than its certificate of authentication), the acts of a prior Trustee hereunder, or the determination as to which beneficial owners are entitled to receive any notices hereunder.

        SECTION 7.5. NOTICE OF DEFAULTS.

        If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall give to each Holder notice of the Default within 90 days after the Trustee becomes aware of such Default. Except in the case of a Default described in Section 6.1(1), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the best interests of the Holders. The second sentence of this
Section 7.5 shall be in lieu of the proviso to Section 315(b) of the TIA and such provision is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not give notice of a Default pursuant to Section 6.1(2) until at least sixty days have passed since its occurrence.

        SECTION 7.6. REPORTS BY TRUSTEE TO HOLDERS.

        Within 60 days after each October 1, beginning with the October 1 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such October 1 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

        A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange on which the Securities are listed. The Company agrees to notify the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof

        SECTION 7.7. COMPENSATION AND INDEMNITY.

        The Company agrees:

               (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expense, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        To secure the Company's payment obligations in this Section 7.7 the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price or interest, if any, as the case may be, on particular Securities.

        The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(3) or (4), the expenses are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

        SECTION 7.8. REPLACEMENT OF TRUSTEE.

        The Trustee may resign by so notifying the Company; provided, however, that no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if-

                   (1) the Trustee fails to comply with, or ceases to be eligible under Section 7.10;

                   (2) the Trustee is adjudged bankrupt or insolvent;

                   (3) a receiver or public officer takes charge or control of the Trustee or its property or affairs; or

                   (4) the Trustee otherwise in the Company's reasonable judgment becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

        Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to the lien provided for in Section
7.7. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

        If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        SECTION 7.9. SUCCESSOR TRUSTEE BY MERGER.

        If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trustee business (including the trust created by this Indenture) or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee hereunder, provide such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

        SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

        The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee shall have a combined capital and surplus of at least $50,000,000 (or if the Trustee is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000) as set forth in its most recent published annual report of conditions. Nothing herein contained shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, it shall correct such ineligibility or resign immediately in the manner and with the effect specified in this Article 7.

        SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

        The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                   ARTICLE 8

                             DISCHARGE OF INDENTURE.

        SECTION 8.1. DISCHARGE OF LIABILITY ON SECURITIES.

        When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.7) for cancellation or
(ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee Cash and/or securities, as permitted by the terms hereof, sufficient to pay at Stated Maturity the Principal Amount of all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

        SECTION 8.2. REPAYMENT TO THE COMPANY.

        The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall, in the event that the Securities are no longer held in global form, at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.


                                   ARTICLE 9

                                   AMENDMENTS

        SECTION 9.1. WITHOUT CONSENT OF HOLDERS.

        The Company and the Trustee may amend this Indenture and the Securities without the consent of any Holder:

                   (1) to cure any ambiguity or to correct or supplement any provision contained, herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions with regard to matters or questions arising under this Indenture which shall not materially affect the interests of the Holders;

                   (2) to comply with Article 5 or Section 11.15 or Section
3.15;

                   (3) to provide for uncertificated Securities in addition to certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1996, as amended;

                   (4) to make any change that does not adversely affect the right of any Holder; or

                   (5) to make any change to comply with the TIA, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification, if any, of the indenture under the TIA.

        SECTION 9.2. WITH CONSENT OF HOLDERS.

        The Company and the Trustee, with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, may amend this indenture or the Securities. However, without the consent of each Holder affected, an amendment or supplement to this Indenture or the Securities may not:

                   (1) make any change to the Principal Amount of Securities whose Holders must consent to an amendment;

                   (2) make any change to the manner or rate of accrual in connection with Original Issue Discount or interest, if any, reduce the rate of interest referred to in paragraph 1 of the Securities or extend the time for payment of Original Issue Discount or interest, if any, on any Security;

                   (3) reduce the Principal Amount or the Issue Price of or extend the Stated Maturity of any Security;

                   (4) reduce the Redemption Price, Purchase Price or Fundamental Change Redemption Price of any Security;

                   (5) reduce the rate of, or make any change in the manner of paying, Additional Interest;

                   (6) make any Security payable in money or securities other than that stated in the Security;

                   (7) make any change in Article 10 that adversely affects the rights of any Securityholder;

                   (8) make any change in Section 6.4, Section 6.7 or this
Section 9.2, except to increase any such percentage;

                   (9) make any change that adversely affects the right to convert any Security;

                   (10) make any change that adversely affects the right to require the Company to purchase the Securities, or the right to require the Company to redeem the Securities upon a Fundamental Change, in accordance with the terms thereof and this Indenture, or

                   (11) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in this Indenture.

        It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

        An amendment under this Section 9.2 or Section 9.1 may not make any change that adversely affects the rights under Article 10 of any holder of Senior Indebtedness then outstanding unless the requisite holders of such Senior Indebtedness consent to such change pursuant to the terms of such Senior Indebtedness.

        After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

        SECTION 9.3. COMPLIANCE WITH TRUST INDENTURE.

        Every supplemental indenture executed pursuant to this Article 9 shall comply with the TIA as then in effect, if then required to so comply.

        SECTION 9.4. REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS.

        Until an amendment, waiver or other action becomes effective, a consent to it or any other action by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder.

        SECTION 9.5. TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES.

        Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

        SECTION 9.6. TRUSTEE'S DISCRETION TO EXECUTE SUPPLEMENTAL INDENTURES.

        The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such amendment the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

        SECTION 9.7. EFFECT OF SUPPLEMENTAL INDENTURES.

        Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


                                   ARTICLE 10

                                  SUBORDINATION

        SECTION 10.1. AGREEMENT OF SUBORDINATION.

        The Company covenants and agrees, and each Holder of Securities issued hereunder by acceptance thereof likewise covenants and agrees, that all payments by the Company in respect of the Securities shall be subject to the provisions of this Article 10; and each Person holding any Security whether upon original issue or upon transfer, or assignment or exchange thereof, accepts and agrees to be bound by such provisions.

        The payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price and interest, if any, in respect to the Securities shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

        No provision of this Article 10 shall prevent the occurrence of any Default or Event of Default hereunder.

        SECTION 10.2. PAYMENTS TO HOLDERS.

        No payment shall be made with respect to the Principal Amount, Issue Price, accrued Additional Interest, if any, Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Redemption Price and interest, if any, on the Securities, except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 10.5, if:

                   (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness has occurred and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness) (a "Payment Default"), unless and until such Payment Default shall have been cured or waived or shall have ceased to exist; or

                   (ii) a default, other than a payment default, on Designated Senior Indebtedness occurs and is continuing that permits the holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment

Blockage Notice") a Representative of Designated Senior Indebtedness or the Company (a "Non-Payment Default").

        If the Trustee receives any Payment Blockage Notice pursuant to clause
(ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price and interest, if any on the Securities that have come due have been paid in full in cash. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

        The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

                   (1) in the case of a Payment Default, the date upon which the default is cured or waived or ceases to exist, or

                   (2) in the case of a Non-Payment Default, the earlier of (a) date on which such default is cured or waived or ceases to exist or (b) 179 days after the date on which the applicable Payment Blockage Notice is received, if the maturity of such Designated Senior Indebtedness has not been accelerated unless this Article 10 otherwise prohibits the payment or distribution at the time of such payment or distribution (including, without limitation, in the case of a default referred to in clause (ii) above, as a result of a payment default with respect to the applicable Senior Indebtedness as a consequence of the acceleration of the maturity thereof or otherwise).

        Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization, of the Company, whether voluntary or involuntary or in bankruptcy, moratorium of payments, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in Cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in Cash or other payment satisfactory to the Holders of such Senior Indebtedness before any payment is made on account of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price, interest, if any, in respect to the Securities, (except payments made pursuant to Article 8 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article 10, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or court order) or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear or to the extent necessary to pay all such Senior Indebtedness in full, in Cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

        In the event of the acceleration of the Securities because of an Event of Default pursuant to Section 6.2, no payment or distribution shall be made to the Trustee or any Holder in respect of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price or interest, if any, on the Securities, except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 10.5, until all Senior Indebtedness has been paid in full in Cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the Company of the acceleration.

        In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Holders of the Securities before all Senior Indebtedness is paid in full in Cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in Cash or other payment satisfactory to holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Company or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in Cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution, or provision thereof, to or for the holders of such Senior Indebtedness.

        For purposes of this Article 10, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 10 with respect to the Securities to the payment of all Senior Indebtedness of the Company which may at the time be outstanding;

provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness (other than leases that are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article 5 hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 10.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 5 hereof.

        Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7. This Section 10.2 shall be subject to the further provisions of Section 10.5.

        SECTION 10.3. SUBROGATION OF SECURITIES.

        Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 10 (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to other Indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Fundamental Change Redemption Price or interest, if any, on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 10, and no payment over pursuant to the provisions of this Article 10, to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article 10, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 10 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

        Nothing contained in this Article 10 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities amounts due on the Securities as and when the same shall become due payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 10 of the holders of Senior Indebtedness in respect of Cash, property or securities of the Company received upon the exercise of any such remedy.

        Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee, subject to the provisions of Section 7.1 and the holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 10.

        SECTION 10.4. AUTHORIZATION TO EFFECT SUBORDINATION.

        Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 10 and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section
6.9 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

        SECTION 10.5. NOTICE TO TRUSTEE.

        The Company shall give prompt written notice in a form of an Officers' Certificate to a Trust Officer and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of monies deposited by the Company to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article 10. Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 10, unless and until a Trust Officer shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness or a Representative or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the Principal Amount, Issue

Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price and interest, if any, in respect of the Securities) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 10.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

        Notwithstanding anything in this Article 10 to the contrary herein set forth, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 8.1, and any such payment shall not be subject to the provision of Section 10.1 or 10.2.

        The Trustee, subject to the provisions of Section 7.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 10, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        SECTION 10.6. TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 10 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

        With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and, subject to the provisions of Section 7.1, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of Senior Indebtedness of the Company shall be entitled by virtue of this
Article 10 or otherwise.

        SECTION 10.7. NO IMPAIRMENT OF SUBORDINATION.

        No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

        SECTION 10.8. CERTAIN CONVERSIONS NOT DEEMED PAYMENT.

        For the purposes of this Article 10 only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 11 shall not be deemed to constitute a payment or distribution on account of the Principal Amount, Issue Price, Accrued Original Issue Discount, Accrued Additional Interest, if any, Redemption Price, Purchase Price, Fundamental Change Redemption Price and interest, if any, or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.3 or 3.8(d)), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 10.8, the term "junior securities" means (a) shares of any stock of any class of the Company or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article 10 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 11.

        SECTION 10.9. ARTICLE APPLICABLE TO PAYING AGENTS.

        If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 10.5 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

        SECTION 10.10. SENIOR INDEBTEDNESS ENTITLED TO RELY.

        The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article 10, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                                   ARTICLE 11

                                   CONVERSION

        SECTION 11.1. CONVERSION PRIVILEGE.

        A Holder of a Security may convert such Security for Common Stock at any time during the period stated in paragraph 9 of the Securities. The number of shares of Common Stock issuable upon conversion of a Security per $1,000 of Principal Amount thereof (the "Conversion Rate") shall be that set forth in paragraph 9 in the Securities, subject to adjustment as herein set forth.

        A Holder may convert a portion of the Principal Amount of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

        SECTION 11.2. CONVERSION PROCEDURE.

        To convert a Security, a Holder must satisfy the requirements in paragraph 9 of the Securities. The date on which the Holder of Securities satisfies all those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date the Company shall deliver to the Holder, through the Conversion Agent, a certificate for the number of full shares of Common Stock issuable upon the conversion and Cash in lieu of any fractional share determined pursuant to Section 11.3. The Person in whose name the certificate is registered shall be treated as the stockholder of record on and after the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such Person shall no longer be a Holder of such Security.

        No payment on the Securities or adjustment of the Conversion Rate will be made for dividends on or other distributions with respect to any Common Stock except as provided in this Article 11. On conversion of a Security, that portion of accrued Original Issue Discount attributable to the period from the Issue Date of the Security to the Conversion Date with respect to the converted Security shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the Cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted pursuant to the provisions hereof.

        If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total Principal Amount of the Securities converted.

        Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unconverted portion of the Security surrendered.

        If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that it is not a Legal Holiday.

        SECTION 11.3. FRACTIONAL SHARES.

        The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver Cash for the current market value of the fractional share. The current market value of a fractional share shall be determined to the nearest 1/10,000th of a share by multiplying the last reported sale price (determined as set forth in the definition of Current Market Price) on the last Trading Day prior to the Conversion Date of a full share by the fractional amount and rounding the product to the nearest whole cent.

        SECTION 11.4. TAXES ON CONVERSION.

        If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

        SECTION 11.5. COMPANY TO PROVIDE STOCK.

        The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities.

        All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

        The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

        The Company further covenants that if at any time the Common Stock shall be quoted on the Nasdaq National Market or any other automated quotation system or listed on the NYSE or any other national or regional securities exchange, the Company will, if permitted by the rules of such automated quotation system or exchange, list and keep listed, so long as the Common Stock shall be so listed on such automated quotation system or exchange, all shares of Common Stock issuable upon conversion of the Securities; provided, however, that if the rules of such automated quotation system or exchange permit the Company to defer the listing of such Common Stock until the first conversion of the Securities into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Securities in accordance with the requirements of such automated quotation system or exchange at such time.

        SECTION 11.6. CONVERSION TO SEMIANNUAL COUPON UPON A TAX EVENT.

               (a) If at any time after the date (the "Tax Event Date") of the occurrence of a Tax Event the Company exercises its option (the date of such exercise, (the "Option Exercise Date") to pay interest in lieu of Original Issue Discount, interest in lieu of future Original Issue Discount shall accrue at the rate of 4.75% per annum on a Principal Amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued through the Option Exercise Date (as calculated by the Company and set forth in an Officer's Certificate delivered to the Trustee) and shall be payable semiannually on May 23 and November 23 of each year (each an "Interest Payment Date") to holders of record of the Securities on the May 8 or November 8 immediately preceding Interest Payment Date (each a "Regular Record Date"), immediately proceeding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date. Interest on any Security that is payable on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date.

               (b) Within 15 days of the occurrence of a Tax Event, the Company shall mail a written notice of such Tax Event by first class mail to the Trustee and within 15 days of its exercise of such option the Company shall mail a written notice of the Option Exercise Date by first-class mail to the Trustee and the Holders of the Securities. From and after the Option Exercise Date, (i) the Company shall be obligated to pay at Stated Maturity, in lieu of the Principle Amount of a Security, the Restated Principal Amount thereof and (ii) "Issue Price and accrued Original Issue Discount," "Issue Price plus Original Issue Discount," or similar words, as used herein, shall mean Restated Principal Amount plus accrued and unpaid interest with respect to any Security. Securities authenticated and delivered after the Option Exercise Date may, and shall if required by the Trustee, bear a notation in a form approved by the Trustee as to the conversion of the Securities to semiannual coupon notes.

               (c) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a permanent Global Security, in global form, interest payable on any Interest Payment Date will be paid to the Depositary, with respect to that portion of such permanent Global Security, in global form, held for its account by Cede & Co. for the purpose of permitting such party to credit the interest received by it in respect of such permanent Security in global form to the accounts of the beneficial owners thereof.

               (d) Except as otherwise specified with respect to the Security, any interest on any Security that is payable, but is not punctually paid or duly provided for, within 30 days following on any Interest Payment Date (herein called "Defaulted Interest", which term shall include any accrued and unpaid interest that has accrued on such defaulted amount in accordance with paragraph 1 of the Securities), shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                   (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Securityholders maintained pursuant to Section 2.5 not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                   (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section 11.6 and Section 2.6, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               (e) In the event that the Company exercises its option following a Tax Event, any Security or portion thereof surrendered for conversion during the period from the close of business on the Regular Record Date to the opening of business on the immediately following Interest Payment Date (unless such Security or portion thereof being converted shall have been called for redemption on a date in such period) must be accompanied by a payment, in funds acceptable to the Company, of an amount of interest otherwise payable on such Interest Payment Date on the amount of principal being converted.

        Interest on any Security that is payable on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date.

        SECTION 11.7. ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.

        In case the Company shall (i) pay a dividend, or make a distribution, in shares of its Common Stock, on its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Security been converted immediately prior to the occurrence of such event. If any dividend or distribution of the type described in clause (i) above is not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend as distribution had not been declared. An adjustment made pursuant to this Section 11.7 shall become effective immediately after the record date in the case of a dividend and still shall become effective immediately after the effective date in the case of a subdivision or combination.

        SECTION 11.8. ADJUSTMENT FOR RIGHTS ISSUE.

        In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock at the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered to holders of Common Stock for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the record date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such record date for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price of such Common Stock, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than Cash, to be determined by the Board of Directors.

        SECTION 11.9. ADJUSTMENT FOR OTHER DISTRIBUTIONS.

               (a) In case the Company shall distribute to all holders of its Common Stock (excluding any distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary) any shares of any class of capital stock of the Company (other than Common Stock), of evidences of indebtedness of the Company or of assets (other than cash) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in Section 11.8 hereof) (any of the foregoing hereinafter in this Section 11.9(a) called the "Distributed Securities"), then, the Conversion Rate shall be adjusted so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the record date mentioned below, and the denominator shall be the Current Market Price per share of the Common Stock on such record date less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the Distributed Securities so distributed applicable to one share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distributed Securities such Holder would have received had such Holder converted each Security immediately prior to such record date. In the event that such distribution is not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 11.9(a) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

        Notwithstanding the foregoing provisions of this Section 11.9(a), no adjustment shall be made thereunder for any distribution of Distributed Securities if the Company makes proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of Distributed Securities that such Holder would have been entitled to receive if such Holder had, immediately prior to such record date, converted such Security for Common Stock; provided that, with respect to any Distributed Securities that are convertible, exchangeable or exercisable, the foregoing provision shall only apply to the extent (and so long as) the Distributed Securities receivable upon conversion of such Security would be convertible, exchangeable or exercisable, as applicable, without any loss of rights or privileges for a period of at least 60 days following conversion of such Security.

               (b) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock Cash (excluding (x) any quarterly Cash dividend on the Common Stock to the extent the aggregate Cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly Cash dividend on the Common Stock to the extent such preceding quarterly dividend did not require any adjustment of the Conversion Rate pursuant to this Section 11.9(b) (as adjusted to reflect subdivisions or combinations of the Common Stock), and (B) 3.75% of the average of the last reported sales price of the Common Stock (determined as provided in the definition of Current Market Price) during the ten Trading Days immediately prior to the date of declaration of such dividend and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, unless the Company elects to reserve such Cash for distribution to the holders of the Securities upon the conversion of the Securities so that any such holder converting Securities will receive upon such conversion in addition to the shares of Common Stock to which such holder is entitled, the amount of Cash which such holder would have received if such holder had, immediately prior to the record date for such distribution of Cash, converted its Securities for Common Stock, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the record date by a fraction of which the numerator shall be such Current Market Price of the Common Stock and the denominator shall be the Current Market Price of the Common Stock on the record date less the amount of Cash so distributed (and not excluded as provided above) applicable to one share of Common Stock, such increase to be effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event that the portion of the Cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each

Holder shall have the right to receive upon conversion the amount of Cash such Holder would have received had such Holder converted each Security on the record date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 11.9(b) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly Cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 11.9(b) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

               (c) In case a tender or exchange offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of such Board of Directors at the last time (the "Expiration Time") tenders or exchanges maybe made pursuant to such tender or exchange offer (as it shall have been amended)) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to holders of Common Stock based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and the denominator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such increase to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be effect if such tender or exchange offer had not been made.

               (d) In case of a tender or exchange offer by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors at the last time (the "Tender Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended)) at the Tender Expiration

Time that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, and in which, as of the Tender Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the Tender Expiration Time by a fraction of which the numerator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to holders of Common Stock based on the acceptance (up to an maximum specified in the terms of the tender or exchanged offer) of all shares of Common Stock validly tendered or exchanged and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Tender Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Tender Purchased Shares) on the Tender Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time and the denominator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Tender Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, such increase to become effective immediately prior to the opening of business on the day following the Tender Expiration Time. in the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 11.9(d) shall not be made if, as of the Tender Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article 5.

        SECTION 11.10. WHEN ADJUSTMENT MAY BE DEFERRED.

        No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are made shall be carried forward and taken into account any subsequent adjustment.

        All calculations under this Article 11 shall be made to the nearest cent or to the nearest 1/10,000th of a share, as the case may be.

        SECTION 11.11. WHEN NO ADJUSTMENT REQUIRED.

        No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

        No adjustment need be made for a change in the par value of the Common Stock.

        To the extent the Securities become convertible into Cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the Cash.

        SECTION 11.12. NOTICE OF ADJUSTMENT.

        Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice. The certificate shall, absent manifest error, be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

        SECTION 11.13. VOLUNTARY INCREASE.

        The Company may make such increases in the Conversion Rate, in addition to those required by Sections 11.7, 11.8 and 11.9, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company may from time to time increase the Conversion Rate by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is so increased, the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice of such increase. The Company shall mail such notice at least seven days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

        SECTION 11.14. NOTICE OF CERTAIN TRANSACTIONS.

        If:

        (1) the Company makes any distribution or dividend that would require an adjustment in the Conversion Rate pursuant to Section 11.7, 11.8 or 11.9; or

        (2) the Company takes any action that would require a supplemental indenture pursuant to Section 11.15; or

        (3) there is a liquidation, dissolution or winding-up of the Company; then the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

        SECTION 11.15. EFFECT RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

        If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),
(ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including Cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including
Cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture, providing that each Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including Cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

        The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Securities, at such Holder's address appearing on the Security register provided for in Section 2.3 of this Indenture.

        The above provisions of this Section shall similarly apply to successive reclassifications, consolidations, mergers, combinations, and sales.

        If this Section applies, neither Section 11.7, 11.8 nor 11.9 applies.

        SECTION 11.16. COMPANY DETERMINATION FINAL.

        Any determination that the Company or the Board of Directors must make pursuant to Section 11.3, 11.7, 11.8, 11.9, 11.10, 11.11, 11.15 or 11.18 is
conclusive.

        SECTION 11.17. TRUSTEE'S ADJUSTMENT DISCLAIMER.

        The Trustee has no duty to determine when an adjustment under this
Article 11 should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section
11.15 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article 11, and shall not be deemed to have knowledge of any adjustment unless and until it shall have received a notice of adjustment pursuant to Section 11.12. Each Conversion Agent shall have the same protection under this Section 11.7 as the Trustee.

        SECTION 11.18. SIMULTANEOUS ADJUSTMENTS.

        In the event that this Article 11 requires adjustments to the Conversion Rate under more than one of Sections 11.7, 11.8, 11.9(a) or 11.9(b), and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 11.9(a), second, the provisions of Section 11.9(b), third the provisions of Section 11.7 and, fourth, the provisions of Section 11.8.

        SECTION 11.19. SUCCESSIVE ADJUSTMENTS.

        After an adjustment to the Conversion Rate under this Article 11, any subsequent event requiring an adjustment under this Article 11 shall cause an adjustment to the Conversion Rate as so adjusted.

        SECTION 11.20. RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON CONVERSION.

        Notwithstanding any other provision hereof, in the event that the Company implements a stockholders' rights plan, such rights plan shall provide that upon conversion of the Securities the Holders will receive, in addition to the Common Stock issuable upon such conversion, such rights whether or not such rights have separated from the Common Stock at the time of such conversion. In the event that provision is made that a Holder of Securities will receive such rights upon conversion, whether or not the rights have separated from the Common Stock at the time of such conversion, no adjustment shall be made to the Conversion Rate pursuant to this Article 11 as a result of such rights distribution.

        Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

                   (i) are deemed to be transferred with such shares of Common Stock,

                   (ii) are not exercisable, and

                   (iii) are also issued in respect of future issuances of Common Stock,

shall not be deemed distributed for purposes of Section 11.9(a) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Rate under Section 11.9(a), (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such rights or warrants all of which shall have expired without exercise by any holder thereof, the Conversion Rate shall be readjusted as if such issuance had not occurred.

        SECTION 11.21. GENERAL CONSIDERATIONS.

        Whenever successive adjustments to the Conversion Rate are called for pursuant to this Article 11, such adjustments shall be made to the Current Market Price or the conversion rate adjustment provisions of 11.7, 11.8, 11.9 and 11.18 as may be necessary or appropriate to effectuate the intent of this
Article 11 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.


                                   ARTICLE 12

                                  MISCELLANEOUS

        SECTION 12.1. TRUST INDENTURE ACT.

        This Indenture is hereby made subject to, and shall be governed by, the provisions of the TIA required to be part of and to govern indentures qualified under the TIA; provided, however that this Section 12.1 shall not require this Indenture or the Trustee to be qualified under the TIA prior to the time such qualification is in fact required under the terms of the TIA, nor shall it constitute any admission or acknowledgment by any party that any such qualification is required prior to the time such qualification is in fact required under the terms of the TIA. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the TIA, such required provision shall control.

        SECTION 12.2. NOTICES.

        Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in Person or mailed by first class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by overnight courier) to the following facsimile numbers:

        if to the Company:

               Atmel Corporation
               2325 Orchard Parkway
               San Jose, California 95131
               Attn:  General Counsel
               Telephone Number:  (408) 441-0311
               Facsimile Number:  (408) 436-4377
        if to the Trustee:

               State Street Bank and Trust Company of California, N.A. 633 West 5th Street, 12th Floor
               Los Angeles, California 90071
               (Attention:  Atmel Corporation, Zero Coupon
               Convertible Subordinated Debentures due 2021)
               Telephone Number:  (213) 362-7338
               Facsimile Number:  (213) 362-7357

        The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

        Any notice or communication given to a Holder shall be mailed to the Holder, by first class mail, postage prepaid, at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

        Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

        If the Company mails a notice or communication to the Holders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

        SECTION 12.3. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

        Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

        SECTION 12.4. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

        Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall finish to the Trustee:

        (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

        (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

        SECTION 12.5. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

        Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

        (1) a statement that each individual making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

        (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (4) a statement that, in the opinion of such individual, such covenant or condition has been complied with.

        SECTION 12.6. SEPARABILITY CLAUSE.

        In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 12.7. RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND REGISTRAR.

        The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.

        SECTION 12.8. GOVERNING LAW.

        THIS INDENTURE AND EACH SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        No Recourse Against Others.

        A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

        SECTION 12.10. SUCCESSORS.

        All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

        SECTION 12.11. MULTIPLE ORIGINALS.

        The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

        IN WITNESS WHEREOF, the undersigned, being duly authorized, has executed this Indenture on behalf of the respective parties hereto as of date first written above.



                                        ATMEL CORPORATION



                                        By: ____________________________________
                                        Title:

                                        STATE STREET BANK AND TRUST COMPANY OF
                                        CALIFORNIA, N.A.



                                        By: ____________________________________
                                                    Authorized Signatory

                                    EXHIBIT A

                           [FORM OF FACE OF SECURITY]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS SECURITY BEARS ORIGINAL ISSUE DISCOUNT. INFORMATION INCLUDING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY WILL BE MADE AVAILABLE TO HOLDERS UPON REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY AT (408) 441-0311.


                      [FORM OF LEGEND FOR GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.(1)


                          [FORM OF RESTRICTIVE LEGEND]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR


------------------
(1) The first and second paragraphs should be included only if the Security is in global form.

SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (K)(2) OF RULE 902 UNDER REGULATION S UNDER THE SECURITIES ACT) OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITIES WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF A U.S. PERSON EXCEPT (A) TO ATMEL CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT PRIOR TO SUCH TRANSFER, FURNISHES TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE),
(D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY. PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS

CERTIFICATE TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST PRIOR TO SUCH TRANSFER FURNISH TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE OR UPON ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                           [FORM OF FACE OF SECURITY]

                                ATMEL CORPORATION

             ZERO COUPON CONVERTIBLE SUBORDINATED DEBENTURE DUE 2021


No. R-
Issue Date:  May 23, 2001                     Original Issue Discount:  $608.94
Issue Price:  $391.06                         (for each $1,000 Principal Amount)
(for each $1,000 Principal Amount)            CUSIP:  049513AD6


        Atmel Corporation, a Delaware corporation (the "Company") for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount of _______________ Dollars ($________) on May 23, 2021.

        The principal of this Security shall not bear interest except in the case of default in payment of principal upon acceleration, redemption or maturity or as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security.

        Payment of the principal of and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. [Payments in respect of this Security shall be made by transfer of immediately available funds to the account specified by the Holder.](2)

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


------------------
(2)  This sentence should be included only if the Security is in global form




s                                      A-4

        IN WITNESS WHEREOF, Atmel Corporation has caused this instrument to be duly executed.


Dated:                                  ATMEL CORPORATION


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.


By: ____________________________________
            Authorized Signatory

Dated:

                       [FORM OF REVERSE SIDE OF SECURITY]

                                ATMEL CORPORATION

             ZERO COUPON CONVERTIBLE SUBORDINATED DEBENTURE DUE 2021


        1. INTEREST

        This Security shall not bear interest, except as specified in this paragraph or as described in paragraph 9(b) hereof If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 6.2 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof, upon the date set for payment of a Purchase Price or Fundamental Change Redemption Price pursuant to paragraph 6 hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall bear interest at the rate of 4.75% per annum compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due up to and including the date that payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable as set forth in the Indenture. The accrual of such interest on overdue amounts shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount. Original Issue Discount, or if the Security is converted to a semiannual interest Security following the occurrence of a Tax Event (as defined in the Indenture) interest on the Security (except as provided in the second sentence of this paragraph) will cease to accrue after the declaration of acceleration of the Securities.

        Original Issue Discount (the difference between the Issue Price and the Principal Amount of the Security) in the period during which a Security remains outstanding, shall accrue at the rate of 4.75% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.

        2. METHOD OF PAYMENT

        Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the Securities to the Persons who are registered Holders of Securities at the close of business on the Business Day preceding the Redemption Date or Stated Maturity, as the case may be, or at the close of business on a Purchase Date or Fundamental Change Redemption Date, as the case may be. Holders must surrender Securities to the Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

        3. PAYING AGENT, CONVERSION AGENT AND REGISTRAR

        Initially, State Street Bank and Trust Company of California, N.A., a national banking association organized under the laws of the United States of America (the "Trustee"), will act as

Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

        4. INDENTURE

        The Company issued the Securities under an Indenture (the "Indenture"), dated as of May 23, 2001, between the Company and the Trustee. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms.

        The Securities are general unsecured obligations of the Company limited to $511,500,000 aggregate Principal Amount (subject to exercise of the Over-Allotment Option and to Sections 2.2 and 2.7 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured, including Senior Indebtedness of the Company.

        5. REDEMPTION AT THE OPTION OF THE COMPANY

        No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the redemption prices (in each case, the "Redemption Price") set forth below, provided that the Securities are not redeemable prior to May 23, 2006.

        The table below shows Redemption Prices of a Security per $1,000 Principal Amount on the dates shown below and at Stated Maturity, which prices reflect accrued Original Issue Discount calculated through each such date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued from the next preceding date in the table through the actual Redemption Date.

                                                                   (2)
                                                                 ACCRUED           (3)
                                                  (1)        ORIGINAL ISSUE     REDEMPTION
                                                SECURITY        DISCOUNT          PRICE
                 REDEMPTION DATE              ISSUE PRICE       AT 4.75%        (1) + (2)
       ------------------------------         -----------    --------------     ----------
       May 23, 2006                             $ 391.06        $ 103.46        $   494.52
       May 23, 2007                             $ 391.06        $ 127.23        $   518.29
       May 23, 2008                             $ 391.06        $ 152.14        $   543.20
       May 23, 2009                             $ 391.06        $ 178.25        $   569.31
       May 23, 2010                             $ 391.06        $ 205.61        $   596.67
       May 23, 2011                             $ 391.06        $ 234.29        $   625.35
       May 23, 2012                             $ 391.06        $ 264.35        $   655.41
       May 23, 2013                             $ 391.06        $ 295.85        $   686.91
       May 23, 2014                             $ 391.06        $ 328.87        $   719.93

                                                                   (2)
                                                                 ACCRUED           (3)
                                                  (1)        ORIGINAL ISSUE     REDEMPTION
                                                SECURITY        DISCOUNT          PRICE
                 REDEMPTION DATE              ISSUE PRICE       AT 4.75%        (1) + (2)
       ------------------------------         -----------    --------------     ----------
       May 23, 2015                             $ 391.06        $ 363.47        $   754.53
       May 23, 2016                             $ 391.06        $ 399.73        $   790.79
       May 23, 2017                             $ 391.06        $ 437.74        $   828.80
       May 23, 2018                             $ 391.06        $ 477.58        $   868.64
       May 23, 2019                             $ 391.06        $ 519.33        $   910.39
       May 23, 2020                             $ 391.06        $ 563.09        $   954.15
       May 23, 2021                             $ 391.06        $ 608.94        $ 1,000.00

        If converted to an interest-bearing debenture following a Tax Event as described in paragraph 9(b) hereof, this Security will be redeemable at the Restated Principal Amount plus accrued and unpaid interest from the date of this conversion through the Redemption Date.

        If the Company redeems less than all of the outstanding Securities, the Trustee will select the Securities to be redeemed (i) by lot; (ii) pro rata; or
(iii) by another method the Trustee considers fair and appropriate. If the Trustee selects a portion of a Holder's Securities for partial redemption and the Holder converts a portion of the same Securities, the converted portion will be deemed to be from the portion selected for redemption.

        6. PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER; REDEMPTION AT THE OPTION OF THE HOLDER UPON A FUNDAMENTAL CHANGE

(a) Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount, upon delivery of a Purchase Notice containing the information set forth in the Indenture, from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. Such Purchase Prices may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.

                     PURCHASE DATE                     PURCHASE PRICE
                     -------------                     --------------
                     May 23, 2006                         $ 494.52
                     May 23, 2011                         $ 625.35
                     May 23, 2016                         $ 790.79

Securities in denominations larger than $1,000 of Principal Amount may be purchased in part, but only in integral multiples of $1,000 of Principal Amount.

        (b) At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to redeem the Securities held by such Holder 30 days after the date of the Company's notice of a Fundamental Change occurring on or prior to May 23, 2021 for a Fundamental Change Redemption Price equal to the Issue Price plus accrued Original Issue Discount through the Fundamental Change Redemption Date (or, if the Securities are converted to interest-bearing debentures following a Tax Event as described in paragraph 9(b) hereof, a Fundamental Change Redemption Price equal to the Restated Principal Amount plus accrued interest through the Fundamental Change Redemption Date) which Fundamental Change Redemption Price shall be paid in cash. Securities in denominations larger than $1,000 of Principal Amount may be redeemed in part in connection with a Fundamental Change, but only in integral multiples of $1,000 of Principal Amount.

        (c) Holders have the right to withdraw any Purchase Notice or Fundamental Change Redemption Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

        (d) If Cash (and/or securities if permitted under the Indenture with respect to the payment of the Purchase Price) sufficient to pay a Purchase Price or Fundamental Change Redemption Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Fundamental Change Redemption Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Fundamental Change Redemption Date, as the case may be, Original Issue Discount ceases to accrue on such Securities (or portions thereof) on and after such date, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Fundamental Change Redemption Price, as the case maybe, upon surrender of such Security).

        7. NOTICE OF REDEMPTION AT THE OPTION OF THE COMPANY

        Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 Principal Amount maybe redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the paying Agent of funds sufficient to pay the Redemption Price, Original Issue Discount (or interest, if the Security is converted to an interest-bearing debenture as described in paragraph 9(b)) ceases to accrue on Securities or portions thereof called for redemption.

        8. SUBORDINATION

        The Securities are subordinated to all existing and future Senior Indebtedness of the Company. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Securities may be paid. The Indenture does not limit the present or future amount of Senior Indebtedness that the Company may have. The Company agrees, and each Holder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

        9. CONVERSION AT THE OPTION OF THE HOLDER; CONVERSION AT THE OPTION OF THE COMPANY FOLLOWING A TAX EVENT

        (a) Subject to the next two succeeding sentences, a Holder of a Security may convert this Security for Common Stock of the Company at any time prior to maturity. If this Security is called for redemption, the Holder may convert it at any time before the close of the last Trading Day prior to the Redemption Date. A Security in respect of which a Holder has delivered a notice of exercise of the option to require the Company to purchase such Security or to redeem such Security in the event of a Fundamental Change may be converted only if the notice of exercise is withdrawn in accordance with the terms of the Indenture.

        The initial Conversion Rate is 22.983 shares of Common Stock per $1,000 Principal Amount, subject to adjustment in certain events described in the Indenture. The Company will deliver Cash or a check in lieu of any fractional share of Common Stock.

        To convert this Security a Holder must (1) complete and manually sign the conversion notice on the back of this Security (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender this Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (4) pay any transfer or similar tax, if required.

        A Holder may convert a portion of this Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock except as provided in the Indenture. On conversion of this Security, that portion of accrued Original Issue Discount attributable to the period from the Issue Date through the Conversion Date with respect to the converted portion of this Security shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Common Stock (together with any cash payment in lieu of fractional shares) in exchange for the portion of this Security being converted pursuant to the terms hereof.

        (b) From and after the date (the "Option Exercise Date") that the Company exercises such option, at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at the rate of 4.75% per annum on a Principal Amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued to the Option Exercise Date and shall be payable semiannually on May 23 and November 23 of each year (each an "Interest Payment Date") to holders of record at the close of business on the May 8 and the November 8, respectively (each a "Regular Record Date"), immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date.

        Interest on any Security that is payable on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date.

        10. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION

        Any Securities called for redemption, unless surrendered for conversion before the close of business on the last Trading Day prior to the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them for Common Stock and to make payment for such Securities to the Trustee in trust for such Holders.

        11. REGISTRATION RIGHTS

        The Holder of this Security and the Common Stock issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of May 23, 2001, among the Company and the Initial Purchasers.

        12. DENOMINATIONS; TRANSFER; EXCHANGE

        The Securities are in registered form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples of $1,000. A Holder may transfer or convert Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to famish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Redemption Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

        13. PERSONS DEEMED OWNERS

        The registered Holder of this Security may be treated as the owner of this Security for all purposes.

        14. UNCLAIMED MONEY OR SECURITIES

        The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

        15. AMENDMENT; WAIVER

        Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain Defaults and Events of Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with
Article 5 or Section 11.15 of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities or to make any change that does not adversely affect the rights of any Holder or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

        16. DEFAULTS AND REMEDIES

        Under the Indenture, Events of Default include (i) default in payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Additional Interest, if any, Redemption Price, Purchase Price or Fundamental Change Redemption Price, as the case may be, in respect of the Securities when the same becomes due and payable, provided that in the case of any failure to pay Additional Interest, such failure to pay continues for a period of 30 days;
(ii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; and (iii) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being declared due and payable immediately upon the occurrence of such Events of Default.

        Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

        17. DEALINGS WITH THE COMPANY

        The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

        18. NO RECOURSE AGAINST OTHERS

        A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

        19. AUTHENTICATION

        This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

        20. ABBREVIATIONS

        Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

        21. GOVERNING LAW

        THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

        Atmel Corporation
        2325 Orchard Parkway
        San Jose, California 95131
        Attn:  Investor Relations

                           [FORM OF CONVERSION NOTICE]

                                CONVERSION NOTICE


To:     Atmel Corporation

        The undersigned registered holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, for shares of Common Stock of Atmel Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date: ______________________________________    Name: __________________________

                                                Signature: _____________________

Fill in name and address for registration of shares if to be delivered to, and Securities if to be issued to and in the name of an entity other than the registered holder:

Name: ______________________________________

Street Address: ____________________________

City: ______________________________________

Social Security or Other Taxpayer
Identification Number: _____________________

                                                Principal amount to be converted
                                                (if less than all):  $_____,000



                              -Conversion Notice-

                       [FORM OF OPTION TO ELECT REDEMPTION

                           UPON A FUNDAMENTAL CHANGE]


To:     Atmel Corporation

        The undersigned registered holder of this Security hereby acknowledges receipt of a notice from Atmel Corporation (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem this Security, or the portion hereof (which is $1,000 Principal Amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security.


Dated: _____________________________        Name: ______________________________

                                            Signature(s): ______________________

                                            Signature(s) must be guaranteed by
                                            an eligible Guarantor Institution (a
                                            bank, a stock broker, a savings and
                                            loan association or a credit union)
                                            with membership in an approved
                                            signature guarantee program pursuant
                                            to Securities and Exchange
                                            Commission Rule 17Ad-15) if shares
                                            of Common Stock are to be issued, or
                                            Securities to be delivered, other
                                            than to or in the name of the
                                            registered holder.

                                           By: _________________________________
                                                      Signature Guarantor

                                           Principal amount to be redeemed
                                           (if less than all): $________________

                                           Social Security or Other Taxpayer
                                           Identification Number: ______________



                             - Redemption Election -

                                   ASSIGNMENT


For value received _____________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints _________________ as attorney-in-fact to transfer such Security on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the Security within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act) under the Securities Act of 1933, as amended, (or any successor provision), the undersigned confirms that such Security is being transferred:

        [ ]   To Atmel Corporation or a subsidiary thereof; or

        [ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

        [ ] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

        [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that to its knowledge such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

        [ ]   The transferee is an Affiliate of the Company.


Dated: _____________________________        Name: ______________________________

                                            Signature(s): ______________________

                                            Signature(s) must be guaranteed by
                                            an eligible Guarantor Institution (a
                                            bank, a stock broker, a savings and
                                            loan association or a credit union)
                                            with membership in an approved
                                            signature guarantee program pursuant
                                            to Securities and Exchange
                                            Commission Rule 17Ad-15) if shares
                                            of Common Stock are to be issued, or
                                            Securities to be delivered, other
                                            than to or in the name of the
                                            registered holder.

                                           By: _________________________________
                                                      Signature Guarantor

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.



                                 - Assignment -

              [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL SECURITY

                     TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                 Changes to Principal Amount of Global Security


=====================================================================================================
                  PRINCIPAL AMOUNT OF SECURITIES
                 BY WHICH THIS GLOBAL SECURITY IS
                  TO BE REDUCED OR INCREASED, AND     REMAINING PRINCIPAL AMOUNT OF      NOTATION
     DATE        REASON FOR REDUCTION OR INCREASE         THIS GLOBAL SECURITY            MADE BY
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================



                            - Endorsement Schedule -

                                    EXHIBIT B

               [FORM OF INSTITUTIONAL ACCREDITED INVESTOR LETTER]



Atmel Corporation
2325 Orchard Parkway
San Jose, California 95131


Ladies and Gentlemen:

        We are delivering this letter in connection with an offering of Zero Coupon Convertible Subordinated Debentures due 2021 (the "Securities") which are convertible into shares of Common Stock, $0.01 par value (the "Common Stock"), of Atmel Corporation (the "Company").

        We hereby confirm that:

        1. we are an "accredited investor" within the meaning of Rule 501(a)(1),
(2) or (3) under the Securities Act of 1933, as amended (the "Securities Act") or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

        2. (A) any purchase of Debentures by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(1)(5)(a) of the Securities Act that is acquiring Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

        3. in the event that we purchase any Securities, we will acquire Securities having a minimum principal amount of not less than $250,000 for our own account or for any separate account for which we are acting;

        4. we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities; and

        5. we are not acquiring Securities with a view to distribution thereof or with any present intention of offering or selling Securities or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

        We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell or otherwise transfer such Securities or the Common Stock issuable upon conversion thereof, such Securities or Common Stock may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, or (ii) to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, or (iii) to an Institutional Accredited Investor that, prior to such transfer, furnishes to the Trustee or transfer agent for such securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such securities (the form of which letter can be obtained from such Trustee or transfer agent), or (iv) pursuant to the exemption from registration provided by Rule 144 under the Securities Art (if applicable), or (v) pursuant to a registration statement which has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), and in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities or the Common Stock issuable upon conversion thereof, as the case may be. We further agree to provide any person purchasing any of the Securities or the Common Stock issuable upon conversion thereof other than pursuant to clause (v)above from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the Trustee or transfer agent for the Securities and the Common Stock will not be required to accept for registration of transfer any Securities or any shares of Common Stock issued upon conversion of the Securities except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Securities and any certificates representing Common Stock will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates representing Common Stock transferred pursuant to clause (v) above.

        We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

        THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                        ________________________________________
                                                  (Name of Purchaser)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Address:________________________________




                                      B-2